SCHEDULE A
                      STRUCTURAL AND COLLATERAL TERM SHEET

                            GSAMP 2006-FM1 TERM SHEET
                            -------------------------

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

The registration statement referred to above (including the Prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink:
http://sec.gov/Archives/edgar/data/807641/000091412106000903/gs886094-s3.txt

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

                                  $916,922,000
                                  (Approximate)
                                 GSAMP 2006-FM1
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

Overview of the Offered Certificates


                 Approximate                                           Initial                          Principal        Expected
                  Principal         Primary       Expected Credit    Pass-Through    Estimated Avg.      Payment       S&P/ Moody's
Certificates   Balance(1) (4)   Collateral Group      Support          Rate(5)       Life (yrs)(2)    Window(2)(3)    Ratings(6)(7)
-----------------------------------------------------------------------------------------------------------------------------------
A-1             $245,164,000        Group I           20.950%       LIBOR + [ - ]%        2.10        05/06 - 03/12      AAA/Aaa
A-2A            $250,071,000        Group II          20.950%       LIBOR + [ - ]%        0.95        05/06 - 01/08      AAA/Aaa
A-2B            $110,276,000        Group II          20.950%       LIBOR + [ - ]%        2.00        01/08 - 08/08      AAA/Aaa
A-2C            $101,913,000        Group II          20.950%       LIBOR + [ - ]%        3.25        08/08 - 10/11      AAA/Aaa
A-2D             $42,914,000        Group II          20.950%       LIBOR + [ - ]%        5.87        10/11 - 03/12      AAA/Aaa
M-1              $34,646,000      Group I & II        17.300%       LIBOR + [ - ]%        4.61        02/10 - 03/12      AA+/Aa1
M-2              $30,849,000      Group I & II        14.050%       LIBOR + [ - ]%        4.44        12/09 - 03/12       AA/Aa2
M-3              $18,034,000      Group I & II        12.150%       LIBOR + [ - ]%        4.35        10/09 - 03/12       AA/Aa3
M-4              $16,611,000      Group I & II        10.400%       LIBOR + [ - ]%        4.30        09/09 - 03/12       AA-/A1
M-5              $16,136,000      Group I & II         8.700%       LIBOR + [ - ]%        4.26        08/09 - 03/12       A+/A2
M-6              $14,713,000      Group I & II         7.150%       LIBOR + [ - ]%        4.24        07/09 - 03/12        A/A3
M-7              $13,763,000      Group I & II         5.700%       LIBOR + [ - ]%        4.21        07/09 - 03/12      A-/Baa1
B-1              $12,340,000      Group I & II         4.400%       LIBOR + [ - ]%        4.18        06/09 - 03/12     BBB+/Baa2
B-2               $9,492,000      Group I & II         3.400%       LIBOR + [ - ]%        4.18        06/09 - 03/12     BBB-/Baa3
-----------------------------------------------------------------------------------------------------------------------------------
Total           $916,922,000
-----------------------------------------------------------------------------------------------------------------------------------


Non-Offered Certificates

-----------------------------------------------------------------------------------------------------------------------------------
B-3               $8,543,000      Group I & II         2.500%       LIBOR + [ - ]%         N/A                  N/A           N/A
B-4               $9,492,000      Group I & II         1.500%       LIBOR + [ - ]%         N/A                  N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------


(1) The principal balances of the Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Cut-off Date.
(2) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on all certificates.
(3) The last scheduled distribution date for the Certificates is the Distribution Date in April 2036.
(4) The initial aggregate principal balance of the Certificates will be subject to an upward or downward variance of no more than approximately 5%.
(5) See the "Structure of the LIBOR Certificates" section of this Term Sheet for more information on the pass-through rates of the Certificates.
(6) The ratings on the Certificates do not constitute statements regarding the likelihood or frequency of prepayments on the Mortgage Loans, the payment of interest on the Certificates other than Accrued Certificate Interest (as described in this term sheet) or the possibility that a holder of an Certificate might realize a lower than anticipated yield.
(7) Rating Agency Contacts: Todd Swanson, Moody's Ratings (212) 438-1592 and John Sang, Standard and Poor's (212) 438-6058.

Selected Mortgage Pool Data(8)


                                                                Group I                           Group II              Aggregate
                                                       ----------------------------    ----------------------------   -------------
                                                       Adjustable Rate   Fixed Rate    Adjustable Rate   Fixed Rate
                                                       ----------------------------------------------------------------------------
Aggregate Scheduled Principal Balance:                 $263,971,490     $46,166,482    $580,965,553     $58,091,425    $949,194,951
Number of Mortgage Loans                                  1,216             475            2,032            698            4,421
Average Scheduled Principal Balance                      $217,082         $97,193        $285,908         $83,226        $214,701
Weighted Average Gross Coupon:                            8.29%            8.95%           8.28%           10.18%          8.43%
Weighted Average Net Coupon((9)):                         7.78%            8.44%           7.77%           9.67%           7.92%
Weighted Average Current FICO Score:                       598              644             627             636             620
Weighted Average Original LTV Ratio:                      78.85%           50.69%         81.04%           40.22%         76.46%
Weighted Average Combined LTV with Silent Seconds:        82.49%           88.32%         91.53%           94.41%         89.04%
Weighted Average Stated Remaining Term (months):           358              350             358             350             357
Weighted Average Seasoning (months):                        2                2               2               2               2
Weighted Average Months to Roll((10)):                      23              N/A             22              N/A             22
Weighted Average Gross Margin((10)):                      5.82%             N/A            5.84%            N/A            5.83%
Weighted Average Initial Rate Cap((10)):                  2.00%             N/A            2.00%            N/A            2.00%
Weighted Average Periodic Rate Cap((10)):                 1.50%             N/A            1.50%            N/A            1.50%
Weighted Average Gross Maximum Lifetime Rate((10)):       14.29%            N/A           14.28%            N/A           14.28%
Percentage of Loans with Silent Seconds:                  2.64%            0.16%          16.62%           0.49%          19.91%
Weighted Average DTI Ratio:                               44.07%           44.08%         43.42%           41.76%         43.53%


(8) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Cut-off Date.
(9) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(10) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction

o The mortgage loans in the transaction consist of subprime fixed rate and adjustable rate, first and second lien residential mortgage loans (the "Mortgage Loans") originated or acquired by Fremont Investment and Loan ("Fremont").

o Credit support for the certificates will be provided through a senior/subordinate structure, initial and target overcollateralization of 1.50%, and excess spread.

o Until completion of servicing transfers (scheduled to occur by July 1, 2006) Fremont will interim service the Mortgage Loans. Wells Fargo will service the Mortgage Loans thereafter.

o     Fremont's residential primary servicer ratings for subprime loans are:
      Average (S&P), SQ3+ (Moody's) and RPS3 (Fitch). Wells Fargo's residential primary servicer ratings for subprime loans are: Strong (S&P), SQ1 (Moody's) and RPS1 (Fitch).

o All amounts and percentages herein related to the Mortgage Loans are as of the Cut-off Date unless otherwise noted.

o None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, (b) classified as "high cost" loans under any other applicable state, federal or local law, or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as "GSAMP06FM1" and on Bloomberg as "GSAMP 06-FM1".

o This transaction will contain a swap agreement with an initial swap notional amount of approximately $932,584,039. The swap notional amount will amortize in accordance with the swap schedule. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust will be obligated to pay an amount equal to a per annum rate of 5.250% (on an actual/360 basis) on the scheduled notional amount to the swap provider and the trust will be entitled to receive an amount equal to a per annum rate of one-month LIBOR (on an actual/360 basis), on the scheduled notional amount from the swap provider.

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table

Expected Closing Date:                    April 27, 2006

Cut-off Date:                             April 1, 2006

Expected Pricing Date:                    Week of April 10, 2006

First Distribution Date:                  May 25, 2006

Key Terms

Offered Certificates:                     Class A, Class M, Class B-1 and Class
                                          B-2 Certificates

Non-Offered Certificates:                 Class B-3 and Class B-4 Certificates

Class A Certificates:                     Class A-1, Class A-2A, Class A-2B,
                                          Class A-2C and Class A-2D Certificates

Class A-2 Certificates:                   Class A-2A, Class A-2B, Class A-2C and
                                          Class A-2D Certificates

Class M Certificates:                     Class M-1, Class M-2, Class M-3, Class
                                          M-4, Class M-5, Class M-6 and Class
                                          M-7 Certificates

Class B Certificates:                     Class B-1, Class B-2, Class B-3 and
                                          Class B-4 Certificates

Residual Certificates:                    Class R, Class RC and Class RX

LIBOR Certificates:                       Offered and Non-Offered Certificates

Depositor:                                GS Mortgage Securities Corp.

Lead Manager:                             Goldman, Sachs & Co.

Servicers:                                Until completion of servicing
                                          transfers (scheduled to occur by July
                                          1, 2006) Fremont will interim service
                                          the Mortgage Loans. Wells Fargo will
                                          service the Mortgage Loans thereafter.

Trustee:                                  Deutsche Bank National Trust Company

Custodian:                                Deutsche Bank National Trust Company

Swap Provider:                            [TBD]

Servicing Fee Rate:                       50 bps


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trustee Fee Rate:                         No more than 1 bp

Expense Fee Rate:                         The Servicing Fee Rate and Trustee Fee
                                          Rate

Expense Fee:                              The aggregate of the servicing fee at
                                          the Servicing Fee Rate and the trustee
                                          fee at the Trustee Fee Rate

Distribution Date:                        25th day of the month or the following
                                          business day

Record Date:                              For any Distribution Date, the last
                                          business day of the related Interest
                                          Accrual Period

Delay Days:                               0 day delay on all the LIBOR
                                          Certificates

Prepayment Period:                        The calendar month prior to the
                                          Distribution Date

Due Period:                               The period commencing on the second
                                          day of the calendar month preceding
                                          the month in which the Distribution
                                          Date occurs and ending on the first
                                          day of the calendar month in which
                                          Distribution Date occurs.

Day Count:                                Actual/360 basis

Interest Accrual Period:                  From the prior Distribution Date to
                                          the day prior to the current
                                          Distribution Date (except for the
                                          initial Interest Accrual Period for
                                          which interest will accrue from the
                                          Closing Date).

Pricing Prepayment Assumption:            Adjustable rate Mortgage Loans: CPR
                                          starting at 5% CPR in the first month
                                          of the Mortgage Loan (i.e. loan age)
                                          and increasing to 30% CPR in month 12
                                          (an approximate 2.273% increase per
                                          month), remaining at 30% CPR for 12
                                          months, then moving to 60% CPR for 3
                                          months, and then remaining at 35% CPR
                                          thereafter.

                                          Fixed rate Mortgage Loans: CPR
                                          starting at 5% CPR in the first month
                                          of the Mortgage Loan (i.e. loan age)
                                          and increasing to 24% CPR in month 12
                                          (an approximate 1.727% increase per
                                          month), and remaining at 24% CPR
                                          thereafter.

Mortgage Loans:                           The trust will consist of sub-prime,
                                          first and second lien, fixed rate and
                                          adjustable rate residential mortgage
                                          loans.

Group I Mortgage Loans:                   Approximately $310,137,972 of Mortgage
                                          Loans with original principal balances
                                          as of the Cut-off Date that conform to
                                          the original principal balance limits
                                          for one- to four-family residential
                                          mortgage loan guidelines set by Fannie
                                          Mae or Freddie Mac.

Group II Mortgage Loans:                  Approximately $639,056,978 of Mortgage
                                          Loans with original principal balances
                                          as of the Cut-off Date that may or may
                                          not conform to the original principal
                                          balance limits for one- to four-family
                                          residential mortgage loan guidelines
                                          set by Fannie Mae or Freddie Mac.

Excess Spread:                            The initial weighted average net
                                          coupon of the mortgage pool will be
                                          greater than the interest payments on
                                          the LIBOR Certificates, resulting in
                                          excess cash flow calculated in the
                                          following manner based on the
                                          collateral as of the Cut-off Date:

                                          Initial Gross WAC(1):                                   8.4310%
                                            Less Fees & Expenses(2):                              0.5100%
                                                                                                  -------
                                          Net WAC(1):                                             7.9210%
                                            Less Initial LIBOR Certificate Coupon (Approx.)(3):   5.1164%
                                            Less Initial Net Swap Outflow(3):                     0.3016%
                                                                                                  -------
                                          Initial Excess Spread(1):                               2.5030%

                                          (1)   This amount will vary on each
                                                Distribution Date based on
                                                changes to the weighted average
                                                of the interest rates on the
                                                Mortgage Loans as well as any
                                                changes in day count.
                                          (2)   Assumes a fee of 51 bps.
                                          (3)   Assumes 1-month LIBOR equal to
                                                4.9430%, initial marketing
                                                spreads and a 30-day month. This
                                                amount will vary on each
                                                Distribution Date based on
                                                changes to the weighted average
                                                of the pass-through rates on the
                                                LIBOR Certificates as well as
                                                any changes in day count.

Servicer Advancing:                       Yes as to principal and interest,
                                          subject to recoverability


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Compensating Interest:                    Wells Fargo will pay compensating
                                          interest equal to the aggregate of the
                                          prepayment interest shortfalls on the
                                          Mortgage Loans for the related
                                          Distribution Date resulting from
                                          Principal Prepayments on the Mortgage
                                          Loans during the related Prepayment
                                          Period. Fremont will not pay
                                          compensating interest.

Optional Clean-up Call:                   The transaction has a 10% optional
                                          clean-up call.

Rating Agencies:                          Standard & Poor's Ratings Services, a
                                          division of The McGraw-Hill Companies,
                                          Inc. and Moody's Investors Service,
                                          Inc. will rate all of the Offered
                                          Certificates.

Minimum Denomination:                     $25,000 with regard to each of the
                                          Offered Certificates

Legal Investment:                         It is anticipated that the Offered
                                          Certificates will not be SMMEA
                                          eligible.

ERISA Eligible:                           Underwriter's exemption is expected to
                                          apply to the Offered Certificates.
                                          However, in addition, for so long as
                                          the swap agreement is in effect,
                                          prospective purchasers must be
                                          eligible under one or more
                                          investor-based exemptions, and
                                          prospective purchasers should consult
                                          their own counsel.

Tax Treatment:                            Portions of the trust will be treated
                                          as multiple real estate mortgage
                                          investment conduits, or REMICs, for
                                          federal income tax purposes.


                                          The Offered Certificates will
                                          represent regular interests in a
                                          REMIC, which will be treated as debt
                                          instruments of a REMIC, and interests
                                          in certain basis risk interest carry
                                          forward payments, pursuant to the
                                          payment priorities in the transaction.
                                          Each interest in basis risk interest
                                          carry forward payments will be treated
                                          as an interest rate cap contract for
                                          federal income tax purposes.

                                          The discussion contained in this term
                                          sheet as to federal, state and local
                                          tax matters is not intended or written
                                          to be used, and cannot be used, for
                                          the purpose of avoiding U.S. federal,
                                          state, or local tax penalties. This
                                          discussion is written to support the
                                          promotion of marketing of the
                                          transactions or matters addressed in
                                          this term sheet. You should seek
                                          advice based on your circumstances
                                          form an independent tax advisor.

Registration Statement and Prospectus:    This term sheet does not contain all
                                          information that is required to be
                                          included in a registration statement,
                                          or in a base prospectus and prospectus
                                          supplement. The Depositor has filed a
                                          registration statement (including the
                                          prospectus with the SEC for the
                                          offering to which this communication
                                          relates. Before you invest, you should
                                          read the Prospectus in the
                                          registration statement and other
                                          documents the Depositor has filed with
                                          the SEC for more complete information
                                          about the Depositor, the issuing trust
                                          and this offering. You may get these
                                          documents for free by visiting EDGAR
                                          on the SEC website at www.sec.gov.
                                          Alternatively, the Depositor or
                                          Goldman, Sachs & Co., the underwriter
                                          for this offering, will arrange to
                                          send you the Prospectus if you request
                                          it by calling toll-free
                                          1-800-323-5678.

                                          The registration statement referred to
                                          above (including the prospectus) is
                                          incorporated in this term sheet by
                                          reference and may be accessed by
                                          clicking on the following hyperlink:
                                          http://sec.gov/Archives/edgar/data/
                                          807641/000091412106000903/
                                          gs886094-s3.txt

Risk Factors:                             PLEASE SEE "RISK FACTORS" IN THE
                                          PROSPECTUS INCLUDED IN THE
                                          REGISTRATION STATEMENT FOR A
                                          DESCRIPTION OF INFORMATION THAT SHOULD
                                          BE CONSIDERED IN CONNECTION WITH AN
                                          INVESTMENT IN THE OFFERED
                                          CERTIFICATES.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the LIBOR Certificates

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the Certificates". Prior to the Stepdown Date all principal collected or advanced on the Mortgage Loans will be paid to the LIBOR Certificates as described herein. On or after the Stepdown Date, so long as no Trigger Event is in effect, the LIBOR Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to the lesser of the WAC Cap or applicable loan group cap. Interest shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statute) and not covered by compensating interest will be allocated first to excess interest on the Mortgage Loans for the related Distribution Date, and thereafter to reduce the Accrued Certificate Interest on the LIBOR Certificates on a pro rata basis based on the respective amounts of interest accrued on these certificates for that Distribution Date. Any reductions in the Pass-Through Rate attributable to the WAC Cap or applicable loan group cap will be carried forward with interest at the applicable Pass-Through Rate (without regard to the WAC Cap or applicable loan group cap) as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The LIBOR Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 1.50% overcollateralization (funded upfront) (after the Stepdown Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 3.00% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), and
(3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate class certificate balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Stepdown Date. The earlier of (A) the date on which the aggregate class certificate balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in May 2009; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 41.90%.

       Initial Credit
        Enhancement
Class   Percentage(1)   Stepdown Date Percentage
------------------------------------------------
  A        20.95%                41.90%
 M-1       17.30%                34.60%
 M-2       14.05%                28.10%
 M-3       12.15%                24.30%
 M-4       10.40%                20.80%
 M-5        8.70%                17.40%
 M-6        7.15%                14.30%
 M-7        5.70%                11.40%
 B-1        4.40%                 8.80%
 B-2        3.40%                 6.80%

(1)   Includes initial overcollateralization percentage.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 37.00% of the prior period's senior Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including Mortgage Loans in foreclosure, all REO property and Mortgage Loans where the related mortgagor has filed for bankruptcy) or (ii) during such period, the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

   Distribution Dates            Cumulative Realized Loss Percentage
---------------------------------------------------------------------------
                                      1.45% for the first month,
  May 2008 - April 2009   plus an additional 1/12th of 1.55% for each month
                                              thereafter

                                      3.00% for the first month,
  May 2009 - April 2010   plus an additional 1/12th of 1.75% for each month
                                              thereafter

                                      4.75% for the first month,
  May 2010 - April 2011   plus an additional 1/12th of 1.25% for each month
                                              thereafter

                                      6.00% for the first month,
  May 2011 - April 2012   plus an additional 1/12th of 0.55% for each month
                                              thereafter

  May 2012 and thereafter                        6.55%


Step-Up Coupons. For all LIBOR Certificates the coupon will increase after the first Distribution Date on which the Optional Clean-up Call is exercisable, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M and Class B Certificates will increase to 1.5 times the margin at issuance.

Class A-1Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class A-2A Pass-Through Rate. The Class A-2A Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-2B Pass-Through Rate. The Class A-2B Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-2C Pass-Through Rate. The Class A-2C Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-2D Pass-Through Rate. The Class A-2D Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-6 Pass-Through Rate. The Class M-6 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-7 Pass-Through Rate. The Class M-7 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-4 Pass-Through Rate. The Class B-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

The Residual Certificates are not entitled to receive any distributions of interest.

WAC Cap. As to any Distribution Date, a per annum rate equal to the product of
(i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the net swap receivable into the trust, if any, less net swap payments out of the trust, if any, divided by the balance of the Mortgage Loans at the beginning of the related Due Period multiplied by 12.

Loan Group I WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, for that Distribution Date, divided by the Mortgage Loan balance at the beginning of the related Due Period, multiplied by 12.

Loan Group II WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, for that Distribution Date, divided by the Mortgage Loan balance at the beginning of the related Due Period, multiplied by 12.

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of LIBOR Certificates, a Basis Risk Carry Forward Amount for each class which will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such class' applicable pass-through rate (without regard to the WAC Cap or applicable group cap, as applicable) over interest due on such class of LIBOR Certificates at a rate equal to the WAC Cap or the lesser of the WAC Cap or the applicable loan group cap, as applicable,
(ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such class' applicable pass-through rate (without regard to the WAC Cap or applicable loan group cap, as applicable). In the event any class of certificates is no longer outstanding, the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of LIBOR Certificates.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Accrued Certificate Interest. For each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or the from Closing Date in the case of the first Distribution Date) at the related pass-through rate, as reduced by that class' share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).

Interest Remittance Amount on the LIBOR Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to any net swap receipts and to interest received or advanced on the Mortgage Loans less the Expense Fee Rate, net swap payments out of the trust and certain swap termination payments owed to the Swap Provider, if any.

Principal Distribution Amount on the LIBOR Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Expense Fee Rate and plus (A) the net swap receipts into the trust, if any, (to the extent provided in clause (iii) of "Supplemental Interest Trust" below), and less (B) net swap payments and certain swap termination payments, if any) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the LIBOR Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-1 Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-2 Certificates.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and
(ii) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Principal Remittance Amount. On any Distribution Date, the sum of

(i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

(ii) the principal portion of all partial and full prepayments received during the related prepayment period,

(iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

(iv) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, and that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

(v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

(vi) the principal portion of the termination price if the Optional Clean-up Call is exercised.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all distributions under the headings "Interest Distributions on the Certificates," and "Principal Distributions on the Certificates" below.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, over (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate class certificate balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 58.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the class certificate balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 65.40% (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date) and (C) the class certificate balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 71.90% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date) and (D) the class certificate balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 75.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date) and (E) the class certificate balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 79.20% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate principal balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date) and (F) the class certificate balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 82.60% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date) and (G) the class certificate balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 85.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-7 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date) and (H) the class certificate balance of the Class M-7 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 88.60% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), and (I) the class certificate balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 91.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date) and (J) the class certificate balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 93.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (J) the class certificate balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date) and (K) the class certificate balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 95.00% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (J) the class certificate balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), (K) the class certificate balance of the Class B-3 Certificates (after taking into account the payment of the Class B-3 Principal Distribution Amount on such Distribution Date) and (L) the class certificate balance of the Class B-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 97.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Interest Distributions on the Certificates. On each Distribution Date, distributions from available funds will be allocated as follows:

(i) to the Supplemental Interest Trust, net swap payments and certain swap termination payments owed to the Swap Provider, if any,

(ii)  concurrently,

      (a) from the Interest Remittance Amount related to the Group I Mortgage Loans, to the Class A-1 Certificates, their Accrued Certificate Interest, and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts; and

      (b) from the Interest Remittance Amount related to the Group II Mortgage Loans, to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, their Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts, provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (a) or (b) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (a) or (b) above will be available to cover that shortfall;

(iii) from any remaining Interest Remittance Amount to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

(iv) from any remaining Interest Remittance Amount to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Certificates.

On each Distribution Date (A) prior to the Stepdown Date or (B) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)   sequentially:

      (a) concurrently, to the Class R Certificates, pro-rata based on their respective class certificate balances, until their respective class certificate balances have been reduced to zero, and

      (b)   concurrently,


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

            (1) to the Class A-1 Certificates, the Group I Principal Distribution Amount, until the class certificate balances thereof have been reduced to zero; and

            (2) to the Class A-2 Certificates, the Group II Principal Distribution Amount, sequentially, to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero, the Class A-2C Certificates until the class certificate balance thereof has been reduced to zero and then to the Class A-2D Certificates until the class certificate balance thereof has been reduced to zero, provided, that if after making distributions pursuant to paragraphs (b)(1) and (b)(2) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A certificates is reduced to zero (considering the Class A-2A, Class A-2B, Class A-2C and Class A-2D certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i)(b) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection (i)(b), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the paragraphs
      (b)(1) or (b)(2) above, as applicable), until their respective class certificate balances have been reduced to zero;

(ii) to the Class M Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero, and

(iii) to the Class B Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero.

On each Distribution Date (A) on or after the Stepdown Date and (B) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)   concurrently,

      (a) to the Class A-1 Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount determined in accordance with the Class A Principal Allocation Percentage for this class, until their class certificate balances have been reduced to zero, and

      (b) to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount allocable to the Class A-2 Certificates, determined in accordance with the Class A Principal Allocation Percentage for these classes, allocated sequentially to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, to the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero, to the Class A-2C Certificates until the class certificate balance thereof has been reduced to zero, and then to the Class A-2D Certificates until the class certificate balance thereof has been reduced to zero provided, that if after making distributions pursuant to paragraphs (a) and (b) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A Certificates is reduced to zero (considering the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i) to the Class A Certificates on that Distribution Date, and the amount of principal distributable to the Class A Certificates on all subsequent Distribution Dates pursuant to this subsection (i), will be required to be distributed to the other Class A Certificates remaining outstanding (in accordance with the paragraphs (a) or (b) above, as applicable), until their class certificate balances have been reduced to zero;

(ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(v) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero,


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(vi) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vii) to the Class M-6 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(viii) to the Class M-7 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-7 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(ix) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(x) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero.

(xi) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(xii) to the Class B-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero.

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2, Class B-3, Class B-4 and Class X certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A-1 Certificates, on the one hand, and the Class A-2 Certificates, on the other hand, based on their respective class certificate balances, with the principal allocated to the Class A-2 Certificates, being allocated pro rata between the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be allocated sequentially as follows:

      (i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest amount,

      (ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest amount,

      (iii) concurrently, to the Class A-1 Certificates, any Basis Risk Carry Forward Amounts for such class, and to the Class A-2 Certificates, any Basis Risk Carry Forward Amounts for such class, allocated pro rata by their respective Basis Risk Carry Forward Amounts,

      (iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates any Basis Risk Carry Forward Amount for such classes,

      (v) certain swap termination payments to the Supplemental Interest Trust, and

      (vi)  to the holders of the Class X certificates, any remaining amounts.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Supplemental Interest Trust. Funds deposited into the Supplemental Interest Trust on a Distribution Date will include: the net swap payments owed to the Swap Provider for such Distribution Date and the net swap receivable from the Swap Provider for such Distribution Date. Funds in the Supplemental Interest Trust will be distributed on each Distribution Date in the following order of priority:

(i) to the Swap Provider, any net swap payments and certain swap termination payment (other than a defaulted swap termination payment) owed for such Distribution Date,

(ii)  to the certificateholders, to pay interest according to sections (ii),
      (iii) and (iv) of the "Interest Distributions on the Certificates" section, to the extent unpaid from other available funds,

(iii) to the certificateholders, to pay principal according to the section "Principal Distributions on the Certificates," but only to the extent necessary to cause the overcollateralization to be restored to the required overcollateralization amount as a result of current or Prior Realized Losses not previously so reimbursed (prior to distribution of any amounts due), to the extent unpaid from other available funds,

(iv) to the certificateholders, to pay unpaid interest shortfall and Basis Risk Carry Forward Amounts according to the section "Allocation of Net Monthly Excess Cashflow", to the extent unpaid from other available funds,

(v) to the Swap Provider, any defaulted swap termination payment owed for such Distribution Date, and

(vi)  to the holders of the Class X certificates, any remaining amounts.

Allocation of Realized Losses. If on any Distribution Date, after giving effect to all distributions of principal and allocations of payments from the Supplemental Interest Trust to pay principal as described above, the aggregate class certificate balances of the LIBOR Certificates exceeds the aggregate scheduled principal balance of the Mortgage Loans for that Distribution Date, the class certificate balance of the applicable Class M or Class B Certificates will be reduced, in inverse order of seniority (beginning with the Class B-4 certificates) by an amount equal to that excess, until that class certificate balance is reduced to zero. This reduction of a class certificate balance for realized losses is referred to as an "Applied Realized Loss Amount." In the event Applied Realized Loss Amounts are allocated to any class of certificates, its class certificate balance will be reduced by the amount so allocated, and no funds will be distributable with respect to interest or Basis Risk Carry Forward Amounts on the amounts written down on that Distribution Date or any future Distribution Dates, even if funds are otherwise available for distribution. Notwithstanding the foregoing, if after an Applied Realized Loss Amount is allocated to reduce the class certificate balance of any class of certificates, amounts are received with respect to any Mortgage Loan or related mortgaged property that had previously been liquidated or otherwise disposed of (any such amount being referred to as a "Subsequent Recovery"), the class certificate balance of each class of certificates that has been previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recoveries (but not in excess of the unpaid realized loss amount for the applicable class of Class M or Class B Certificates for the related Distribution Date). Any Subsequent Recovery that is received during a Prepayment Period will be treated as liquidation proceeds and included as part of the Principal Remittance Amount for the related Distribution Date.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1)


                                                                                 25-36       37-48    49-60
                                      No Penalty   0-12 Months   13-24 Months    Months      Months   Months       Total
----------------------------------------------------------------------------------------------------------------------------
2 YR ARM                             $226,576,619  $15,742,360   $176,041,925  $15,459,770        $0       $0   $433,820,675
2 YR ARM BALLOON 40/30                109,085,952   16,766,042    135,207,009   26,914,817         0        0    287,973,819
2 YR ARM IO                            34,093,823    7,557,810     48,575,749   11,335,644         0        0    101,563,026
3 YR ARM                                2,963,655      419,858        617,680    2,071,466         0        0      6,072,658
3 YR ARM BALLOON 40/30                  4,647,352            0        555,150    2,707,670         0        0      7,910,172
3 YR ARM IO                               132,000      850,000        212,000      586,000         0        0      1,780,000
5 YR ARM                                  403,922    1,210,189        369,738      636,624         0        0      2,620,473
5 YR ARM BALLOON 40/30                  1,590,838    1,204,171              0      401,212         0        0      3,196,221
FIXED                                  39,646,338   11,702,912     23,309,694   20,624,582         0        0     95,283,526
FIXED BALLOON 40/30                     1,959,745    2,498,452              0    4,516,184         0        0      8,974,381
----------------------------------------------------------------------------------------------------------------------------
Total:                               $421,100,243  $57,951,794   $384,888,944  $85,253,969        $0       $0   $949,194,951
----------------------------------------------------------------------------------------------------------------------------


                                       0-12    13-24    25-36    37-48    49-60
                         No Penalty   Months   Months   Months   Months   Months
--------------------------------------------------------------------------------
2 YR ARM                    23.87%     1.66%   18.55%    1.63%    0.00%    0.00%
2 YR ARM BALLOON 40/30      11.49      1.77    14.24     2.84     0.00     0.00
2 YR ARM IO                  3.59      0.80     5.12     1.19     0.00     0.00
3 YR ARM                     0.31      0.04     0.07     0.22     0.00     0.00
3 YR ARM BALLOON 40/30       0.49      0.00     0.06     0.29     0.00     0.00
3 YR ARM IO                  0.01      0.09     0.02     0.06     0.00     0.00
5 YR ARM                     0.04      0.13     0.04     0.07     0.00     0.00
5 YR ARM BALLOON 40/30       0.17      0.13     0.00     0.04     0.00     0.00
FIXED                        4.18      1.23     2.46     2.17     0.00     0.00
FIXED BALLOON 40/30          0.21      0.26     0.00     0.48     0.00     0.00
--------------------------------------------------------------------------------
Total:                      44.36%     6.11%   40.55%    8.98%    0.00%    0.00%
--------------------------------------------------------------------------------

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Class M Certificates

       The assumptions for the breakeven CDR table below are as follows:

      o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied
      o     1-month and 6-month Forward LIBOR curves (as of close on April 7,
            2006) are used
      o     40% loss severity; 6 month lag in recoveries
      o Priced to call with collateral losses calculated through the life of the applicable bond
      o     Offered Certificates are priced at par
      o     Assumes bonds pay on 25th of month


---------------------------------------------------------------------------------------------------------------------------------
                                                First Dollar of Loss              LIBOR Flat                    0% Return
---------------------------------------------------------------------------------------------------------------------------------
Class M-1             CDR (%)                                    34.10                        34.18                         35.62
                      Yield (%)                                 5.5635                       5.2406                        0.0045
                      WAL                                         3.16                         3.16                          3.06
                      Modified Duration                           2.87                         2.87                          2.86
                      Principal Window                   Jun09 - Jun09                Jun09 - Jun09                 May09 - May09
                      Principal Writedown             8,475.75 (0.02%)           389,488.32 (1.12%)         5,908,227.89 (17.05%)
                      Total Collat Loss        193,268,607.61 (20.36%)      193,615,087.84 (20.40%)       198,148,446.54 (20.88%)
---------------------------------------------------------------------------------------------------------------------------------
Class M-2             CDR (%)                                    27.04                        27.27                         28.31
                      Yield (%)                                 5.5930                       5.2405                        0.0359
                      WAL                                         3.58                         3.49                          3.45
                      Modified Duration                           3.21                         3.15                          3.21
                      Principal Window                   Nov09 - Nov09                Oct09 - Oct09                 Oct09 - Oct09
                      Principal Writedown            11,815.63 (0.04%)           421,754.72 (1.37%)         5,951,959.02 (19.29%)
                      Total Collat Loss        167,675,332.39 (17.67%)      167,592,573.16 (17.66%)       172,593,000.55 (18.18%)
---------------------------------------------------------------------------------------------------------------------------------
Class M-3             CDR (%)                                    23.55                        23.60                         24.21
                      Yield (%)                                 5.6446                       5.2547                        0.0013
                      WAL                                         3.74                         3.74                          3.71
                      Modified Duration                           3.34                         3.35                          3.41
                      Principal Window                   Jan10 - Jan10                Jan10 - Jan10                 Jan10 - Jan10
                      Principal Writedown             3,482.62 (0.02%)           291,970.04 (1.62%)         3,791,794.48 (21.03%)
                      Total Collat Loss        152,299,041.40 (16.05%)      152,558,943.57 (16.07%)       155,710,287.95 (16.40%)
---------------------------------------------------------------------------------------------------------------------------------
Class M-4             CDR (%)                                    20.57                        20.62                         21.17
                      Yield (%)                                 5.6931                       5.2640                        0.0053
                      WAL                                         3.91                         3.91                          3.86
                      Modified Duration                           3.47                         3.47                          3.53
                      Principal Window                   Mar10 - Mar10                Mar10 - Mar10                 Mar10 - Mar10
                      Principal Writedown            23,271.92 (0.14%)           329,562.89 (1.98%)         3,680,427.82 (22.16%)
                      Total Collat Loss        138,261,970.02 (14.57%)      138,537,688.37 (14.60%)       141,553,137.77 (14.91%)
---------------------------------------------------------------------------------------------------------------------------------
Class M-5             CDR (%)                                    17.81                        17.86                         18.44
                      Yield (%)                                 5.7072                       5.2685                        0.0326
                      WAL                                         4.16                         4.16                          4.01
                      Modified Duration                           3.66                         3.66                          3.66
                      Principal Window                   Jun10 - Jun10                Jun10 - Jun10                 May10 - May10
                      Principal Writedown            49,796.81 (0.31%)           375,649.20 (2.33%)         3,725,363.15 (23.09%)
                      Total Collat Loss        125,025,475.78 (13.17%)      125,318,235.49 (13.20%)       127,925,665.43 (13.48%)
---------------------------------------------------------------------------------------------------------------------------------
Class M-6             CDR (%)                                    15.51                        15.56                         16.07
                      Yield (%)                                 5.7552                       5.2724                        0.0387
                      WAL                                         4.33                         4.33                          4.15
                      Modified Duration                           3.78                         3.79                          3.78
                      Principal Window                   Aug10 - Aug10                Aug10 - Aug10                 Jul10 - Jul10
                      Principal Writedown            67,918.25 (0.46%)           408,749.76 (2.78%)         3,561,579.64 (24.21%)
                      Total Collat Loss        112,580,526.35 (11.86%)      112,888,800.54 (11.89%)       115,349,841.54 (12.15%)
---------------------------------------------------------------------------------------------------------------------------------
Class M-7             CDR (%)                                    13.47                        13.57                         14.01
                      Yield (%)                                 6.2890                       5.2447                        0.1146
                      WAL                                         4.49                         4.49                          4.27
                      Modified Duration                           3.86                         3.87                          3.86
                      Principal Window                   Oct10 - Oct10                Oct10 - Oct10                 Sep10 - Sep10
                      Principal Writedown            62,471.73 (0.45%)           776,332.30 (5.64%)         3,692,866.03 (26.83%)
                      Total Collat Loss        100,880,640.83 (10.63%)      101,527,323.63 (10.70%)       103,782,816.72 (10.93%)
---------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Class B Certificates

      The assumptions for the breakeven CDR table below are as follows:

      o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied
      o     1-month and 6-month Forward LIBOR curves (as of close on April 7,
            2006) are used
      o     40% loss severity; 6 month lag in recoveries
      o Priced to call with collateral losses calculated through the life of the applicable bond
      o     Offered Certificates are priced at par
      o     Assumes bonds pay on 25th of month


---------------------------------------------------------------------------------------------------------------------------------
                                                First Dollar of Loss              LIBOR Flat                    0% Return
---------------------------------------------------------------------------------------------------------------------------------
Class B-1            CDR (%)                                     11.72                        11.83                         12.21
                     Yield (%)                                  6.4840                       5.2136                        0.0872
                     WAL                                          4.66                         4.65                          4.38
                     Modified Duration                            3.97                         3.98                          3.98
                     Principal Window                    Dec10 - Dec10                Dec10 - Dec10                 Nov10 - Nov10
                     Principal Writedown                640.62 (0.01%)           808,674.41 (6.55%)         3,464,082.09 (28.07%)
                     Total Collat Loss           90,323,208.88 (9.52%)        91,066,250.94 (9.59%)         93,127,365.40 (9.81%)
---------------------------------------------------------------------------------------------------------------------------------
Class  B-2           CDR (%)                                     10.44                        10.57                         10.84
                     Yield (%)                                  7.2246                       5.2223                        0.0514
                     WAL                                          4.74                         4.70                          4.44
                     Modified Duration                            3.94                         3.96                          4.01
                     Principal Window                    Jan11 - Jan11                Jan11 - Jan11                 Jan11 - Jan11
                     Principal Writedown             72,194.06 (0.76%)        1,050,394.63 (11.07%)         3,080,324.43 (32.45%)
                     Total Collat Loss           81,977,376.25 (8.64%)        82,883,377.20 (8.73%)         84,756,681.78 (8.93%)
---------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Maturity

       The assumptions for the sensitivity table below are as follows:

      o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied
      o     1-month and 6-month LIBOR remain static
      o     10% Clean Up Call is not exercised


                               -------------------------------------------------------------------------------
                               50 PPA        75 PPA        100 PPA        125 PPA       150 PPA        175 PPA
--------------------------------------------------------------------------------------------------------------
Class A-1   WAL                 4.68          3.19           2.31          1.61           1.26          1.12
            First Prin Pay       1              1             1              1             1              1
            Last Prin Pay       309            221           163            126            30            26
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class A-2A  WAL                 1.58          1.18           0.95          0.80           0.69          0.62
            First Prin Pay       1              1             1              1             1              1
            Last Prin Pay        35            25             21            17             14            13
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class A-2B  WAL                 3.87          2.55           2.00          1.73           1.47          1.26
            First Prin Pay       35            25             21            17             14            13
            Last Prin Pay        63            42             28            24             21            18
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class A-2C  WAL                 7.80          5.13           3.25          2.20           1.95          1.77
            First Prin Pay       63            42             28            24             21            18
            Last Prin Pay       139            91             66            31             25            24
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class A-2D  WAL                16.01          10.67          7.71          3.47           2.26          2.05
            First Prin Pay      139            91             66            31             25            24
            Last Prin Pay       304            214           156            115            30            26
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class M-1   WAL                 9.05          6.05           5.05          6.24           5.78          4.79
            First Prin Pay       48            39             46            62             53            45
            Last Prin Pay       270            186           136            104           100            82
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class M-2   WAL                 9.02          6.02           4.86          4.98           4.18          3.51
            First Prin Pay       48            38             44            52             44            37
            Last Prin Pay       260            178           130            99             79            65
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class M-3   WAL                 9.00          5.99           4.76          4.55           3.75          3.18
            First Prin Pay       48            38             42            48             40            34
            Last Prin Pay       249            169           123            94             75            62
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class M-4   WAL                 8.97          5.97           4.69          4.35           3.56          3.02
            First Prin Pay       48            38             41            46             38            32
            Last Prin Pay       242            163           119            91             72            60
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class M-5   WAL                 8.93          5.94           4.64          4.19           3.41          2.90
            First Prin Pay       48            37             40            43             36            31
            Last Prin Pay       233            157           114            87             69            57
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class M-6   WAL                 8.88          5.89           4.58          4.06           3.30          2.82
            First Prin Pay       48            37             39            42             35            30
            Last Prin Pay       223            150           109            83             66            55
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class M-7   WAL                 8.81          5.84           4.52          3.95           3.20          2.74
            First Prin Pay       48            37             39            40             33            29
            Last Prin Pay       212            141           103            78             62            52
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class B-1   WAL                 8.70          5.77           4.44          3.85           3.12          2.67
            First Prin Pay       48            37             38            39             32            28
            Last Prin Pay       199            132            96            73             58            48
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class B-2   WAL                 8.56          5.67           4.36          3.74           3.02          2.61
            First Prin Pay       48            37             38            39             32            28
            Last Prin Pay       183            121            88            67             53            45
--------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Call

       The assumptions for the sensitivity table below are as follows:

      o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied
      o     1-month and 6-month LIBOR remain static
      o     10% Clean Up Call is exercised


                               -------------------------------------------------------------------------------
                               50 PPA        75 PPA        100 PPA        125 PPA       150 PPA        175 PPA
--------------------------------------------------------------------------------------------------------------
Class A-1   WAL                 4.32          2.92           2.10          1.50           1.26          1.12
            First Prin Pay       1              1             1              1             1              1
            Last Prin Pay       149            98             71            54             30            26
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class A-2A  WAL                 1.58          1.18           0.95          0.80           0.69          0.62
            First Prin Pay       1              1             1              1             1              1
            Last Prin Pay        35            25             21            17             14            13
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class A-2B  WAL                 3.87          2.55           2.00          1.73           1.47          1.26
            First Prin Pay       35            25             21            17             14            13
            Last Prin Pay        63            42             28            24             21            18
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class A-2C  WAL                 7.80          5.13           3.25          2.20           1.95          1.77
            First Prin Pay       63            42             28            24             21            18
            Last Prin Pay       139            91             66            31             25            24
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class A-2D  WAL                12.34          8.11           5.87          3.00           2.26          2.05
            First Prin Pay      139            91             66            31             25            24
            Last Prin Pay       149            98             71            54             30            26
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class M-1   WAL                 8.20          5.45           4.61          4.49           3.58          2.99
            First Prin Pay       48            39             46            54             43            36
            Last Prin Pay       149            98             71            54             43            36
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class M-2   WAL                 8.20          5.44           4.44          4.48           3.58          2.99
            First Prin Pay       48            38             44            52             43            36
            Last Prin Pay       149            98             71            54             43            36
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class M-3   WAL                 8.20          5.43           4.35          4.23           3.50          2.96
            First Prin Pay       48            38             42            48             40            34
            Last Prin Pay       149            98             71            54             43            36
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class M-4   WAL                 8.20          5.43           4.30          4.04           3.32          2.83
            First Prin Pay       48            38             41            46             38            32
            Last Prin Pay       149            98             71            54             43            36
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class M-5   WAL                 8.20          5.43           4.26          3.90           3.19          2.72
            First Prin Pay       48            37             40            43             36            31
            Last Prin Pay       149            98             71            54             43            36
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class M-6   WAL                 8.20          5.42           4.24          3.79           3.10          2.65
            First Prin Pay       48            37             39            42             35            30
            Last Prin Pay       149            98             71            54             43            36
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class M-7   WAL                 8.20          5.42           4.21          3.72           3.02          2.59
            First Prin Pay       48            37             39            40             33            29
            Last Prin Pay       149            98             71            54             43            36
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class B-1   WAL                 8.20          5.42           4.18          3.65           2.97          2.54
            First Prin Pay       48            37             38            39             32            28
            Last Prin Pay       149            98             71            54             43            36
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Class B-2   WAL                 8.20          5.42           4.18          3.60           2.91          2.51
            First Prin Pay       48            37             38            39             32            28
            Last Prin Pay       149            98             71            54             43            36
--------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Spread. The information in the following table has been prepared in accordance with the following assumptions (i) One and Six-month LIBOR increase in accordance with the LIBOR Forward Curves as of the close on April 7, 2006,
(ii) daycount convention of 30/360 is applied, and (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual excess spread on any distribution date will conform to the corresponding rate set forth for that Distribution Date in the following table.


          Distribution     Excess                Distribution      Excess                Distribution   Excess Spread
Period        Date       Spread (%)     Period       Date        Spread (%)    Period        Date            (%)
------    ------------   ----------     ------   ------------    ----------    ------    ------------   -------------
  1          May-06         2.86          49        May-10          4.85         97         May-14           5.06
  2          Jun-06         2.32          50        Jun-10          4.65         98         Jun-14           4.90
  3          Jul-06         2.50          51        Jul-10          4.83         99         Jul-14           5.10
  4          Aug-06         2.32          52        Aug-10          4.64         100        Aug-14           4.95
  5          Sep-06         2.32          53        Sep-10          4.66         101        Sep-14           4.99
  6          Oct-06         2.50          54        Oct-10          4.84         102        Oct-14           5.19
  7          Nov-06         2.32          55        Nov-10          4.65         103        Nov-14           5.04
  8          Dec-06         2.49          56        Dec-10          4.83         104        Dec-14           5.23
  9          Jan-07         2.31          57        Jan-11          4.62         105        Jan-15           5.08
  10         Feb-07         2.31          58        Feb-11          4.64         106        Feb-15           5.11
  11         Mar-07         2.85          59        Mar-11          5.22         107        Mar-15           5.66
  12         Apr-07         2.31          60        Apr-11          4.66         108        Apr-15           5.18
  13         May-07         2.49          61        May-11          4.82         109        May-15           5.38
  14         Jun-07         2.31          62        Jun-11          4.63         110        Jun-15           5.24
  15         Jul-07         2.49          63        Jul-11          4.82         111        Jul-15           5.44
  16         Aug-07         2.31          64        Aug-11          4.64         112        Aug-15           5.30
  17         Sep-07         2.31          65        Sep-11          4.67         113        Sep-15           5.35
  18         Oct-07         2.49          66        Oct-11          4.86         114        Oct-15           5.55
  19         Nov-07         2.32          67        Nov-11          4.67         115        Nov-15           5.42
  20         Dec-07         2.49          68        Dec-11          4.86         116        Dec-15           5.62
  21         Jan-08         2.31          69        Jan-12          4.66         117        Jan-16           5.50
  22         Feb-08         2.42          70        Feb-12          4.69         118        Feb-16           5.54
  23         Mar-08         4.39          71        Mar-12          5.08         119        Mar-16           5.90
  24         Apr-08         4.02          72        Apr-12          4.45         120        Apr-16           5.63
  25         May-08         4.19          73        May-12          4.65
  26         Jun-08         3.99          74        Jun-12          4.47
  27         Jul-08         4.17          75        Jul-12          4.67
  28         Aug-08         4.02          76        Aug-12          4.49
  29         Sep-08         4.66          77        Sep-12          4.52
  30         Oct-08         4.83          78        Oct-12          4.73
  31         Nov-08         4.64          79        Nov-12          4.55
  32         Dec-08         4.81          80        Dec-12          4.75
  33         Jan-09         4.61          81        Jan-13          4.56
  34         Feb-09         4.62          82        Feb-13          4.59
  35         Mar-09         5.22          83        Mar-13          5.18
  36         Apr-09         4.66          84        Apr-13          4.63
  37         May-09         4.83          85        May-13          4.83
  38         Jun-09         4.57          86        Jun-13          4.66
  39         Jul-09         4.79          87        Jul-13          4.86
  40         Aug-09         4.62          88        Aug-13          4.69
  41         Sep-09         4.68          89        Sep-13          4.73
  42         Oct-09         4.86          90        Oct-13          4.93
  43         Nov-09         4.67          91        Nov-13          4.76
  44         Dec-09         4.85          92        Dec-13          4.95
  45         Jan-10         4.64          93        Jan-14          4.78
  46         Feb-10         4.66          94        Feb-14          4.81
  47         Mar-10         5.23          95        Mar-14          5.38
  48         Apr-10         4.67          96        Apr-14          4.86



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap, Loan Group I WAC Cap, Loan Group II WAC Cap . The information in the following table has been prepared in accordance with the following assumptions
(i) one and six-month LIBOR remain constant at 20.00%, (ii) daycount convention of actual/360 is applied and(iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.


                                   Loan      Loan                                           Loan        Loan
                                  Group I   Group II                                       Group I     Group II
         Distribution   WAC Cap   WAC Cap   WAC Cap             Distribution   WAC Cap     WAC Cap     WAC Cap
Period       Date         (%)       (%)       (%)      Period       Date         (%)         (%)         (%)
------   ------------   -------   -------   --------   ------   ------------   -------     -------     --------
   1        May-06       22.98     22.93     23.00       49        May-10       17.23       16.79       17.45
   2        Jun-06       22.09     22.04     22.11       50        Jun-10       16.70       16.27       16.91
   3        Jul-06       22.26     22.21     22.28       51        Jul-10       17.00       16.55       17.22
   4        Aug-06       21.89     21.85     21.92       52        Aug-10       16.47       16.04       16.69
   5        Sep-06       21.77     21.72     21.79       53        Sep-10       16.37       15.94       16.59
   6        Oct-06       21.88     21.83     21.90       54        Oct-10       16.67       16.22       16.90
   7        Nov-06       21.45     21.41     21.47       55        Nov-10       16.15       15.71       16.37
   8        Dec-06       21.51     21.47     21.54       56        Dec-10       16.46       16.00       16.69
   9        Jan-07       21.04     21.00     21.06       57        Jan-11       15.94       15.49       16.17
  10        Feb-07       20.80     20.75     20.82       58        Feb-11       15.84       15.39       16.07
  11        Mar-07       21.36     21.30     21.38       59        Mar-11       17.07       16.58       17.33
  12        Apr-07       20.27     20.23     20.30       60        Apr-11       15.64       15.19       15.87
  13        May-07       20.27     20.22     20.30       61        May-11       12.82       12.35       13.06
  14        Jun-07       19.76     19.72     19.79       62        Jun-11       12.39       11.93       12.63
  15        Jul-07       19.77     19.72     19.80       63        Jul-11       12.80       12.32       13.04
  16        Aug-07       19.27     19.22     19.30       64        Aug-11       12.38       11.91       12.61
  17        Sep-07       19.03     18.98     19.06       65        Sep-11       12.37       11.91       12.61
  18        Oct-07       19.05     19.00     19.08       66        Oct-11       12.78       12.29       13.03
  19        Nov-07       18.57     18.52     18.59       67        Nov-11       12.36       11.88       12.60
  20        Dec-07       18.60     18.55     18.62       68        Dec-11       12.76       12.27       13.01
  21        Jan-08       18.12     18.07     18.14       69        Jan-12       12.34       11.86       12.58
  22        Feb-08       18.00     17.91     18.04       70        Feb-12       12.33       11.85       12.58
  23        Mar-08       19.92     19.76     20.00       71        Mar-12       13.18       12.66       13.44
  24        Apr-08       18.26     18.10     18.33       72        Apr-12       12.32       11.83       12.57
  25        May-08       17.66     17.49     17.74       73        May-12       12.72       12.21       12.98
  26        Jun-08       16.58     16.41     16.66       74        Jun-12       12.30       11.80       12.55
  27        Jul-08       16.69     16.52     16.78       75        Jul-12       12.70       12.18       12.96
  28        Aug-08       16.26     16.06     16.36       76        Aug-12       12.28       11.78       12.54
  29        Sep-08       17.48     17.23     17.61       77        Sep-12       12.27       11.77       12.53
  30        Oct-08       17.75     17.48     17.88       78        Oct-12       12.67       12.15       12.94
  31        Nov-08       17.24     16.98     17.37       79        Nov-12       12.25       11.75       12.52
  32        Dec-08       17.44     17.17     17.57       80        Dec-12       12.65       12.12       12.93
  33        Jan-09       16.94     16.67     17.07       81        Jan-13       12.23       11.72       12.50
  34        Feb-09       16.87     16.58     17.01       82        Feb-13       12.22       11.70       12.49
  35        Mar-09       19.13     18.75     19.32       83        Mar-13       13.52       12.94       13.82
  36        Apr-09       17.73     17.38     17.90       84        Apr-13       12.20       11.68       12.48
  37        May-09       17.97     17.61     18.15       85        May-13       12.60       12.05       12.88
  38        Jun-09       17.43     17.08     17.60       86        Jun-13       12.18       11.65       12.46
  39        Jul-09       17.68     17.31     17.86       87        Jul-13       12.58       12.02       12.87
  40        Aug-09       17.20     16.83     17.38       88        Aug-13       12.16       11.62       12.44
  41        Sep-09       17.82     17.41     18.02       89        Sep-13       12.15       11.61       12.43
  42        Oct-09       18.10     17.67     18.31       90        Oct-13       12.54       11.98       12.84
  43        Nov-09       17.55     17.13     17.76       91        Nov-13       12.13       11.58       12.42
  44        Dec-09       17.83     17.40     18.05       92        Dec-13       12.52       11.95       12.82
  45        Jan-10       17.29     16.86     17.50       93        Jan-14       12.11       11.55       12.40
  46        Feb-10       17.16     16.74     17.38       94        Feb-14       12.09       11.54       12.39
  47        Mar-10       18.39     17.93     18.63       95        Mar-14       13.38       12.76       13.71
  48        Apr-10       16.93     16.51     17.15       96        Apr-14       12.07       11.51       12.37



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

         Distribution   Aggregate WAC   Loan Group I   Loan Group II
Period       Date          Cap (%)      WAC Cap (%)     WAC Cap (%)
------   ------------   -------------   ------------   -------------
  97        May-14          12.46          11.88           12.78
  98        Jun-14          12.05          11.48           12.35
  99        Jul-14          12.44          11.85           12.76
  100       Aug-14          12.03          11.45           12.34
  101       Sep-14          12.02          11.44           12.33
  102       Oct-14          12.41          11.80           12.73
  103       Nov-14          11.99          11.41           12.31
  104       Dec-14          12.38          11.77           12.71
  105       Jan-15          11.97          11.38           12.29
  106       Feb-15          11.96          11.36           12.28
  107       Mar-15          13.23          12.56           13.59
  108       Apr-15          11.94          11.33           12.26
  109       May-15          12.32          11.70           12.66
  110       Jun-15          11.91          11.30           12.24
  111       Jul-15          12.30          11.67           12.64
  112       Aug-15          11.89          11.27           12.22
  113       Sep-15          11.88          11.26           12.21
  114       Oct-15          12.26          11.62           12.61
  115       Nov-15          11.85          11.23           12.19
  116       Dec-15          12.24          11.59           12.59
  117       Jan-16          11.83          11.20           12.17
  118       Feb-16          11.82          11.18           12.16
  119       Mar-16          12.62          11.94           12.99
  120       Apr-16          11.79          11.15           12.14


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Swap Agreement. On the Closing Date, the Trustee will enter into a swap agreement with an initial swap notional amount of $932,584,039. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust shall be obligated to pay an amount equal to a per annum rate of 5.250% (on a actual/360 basis) on the scheduled notional amount to the Swap Provider and the trust will be entitled to receive an amount equal to a per annum rate of 1-month LIBOR (on an actual/360 basis) on the scheduled notional amount from the Swap Provider. Only the net amount of the two obligations above will be paid by the appropriate party. The Swap Schedule amortizes at 150% of the Pricing Prepayment Assumption.

                                  Swap Schedule


                             Swap Notional                                Swap Notional
Period   Distribution Date    Amount ($)     Period   Distribution Date      Amount
------   -----------------   -------------   ------   -----------------   -----------
  1           May-06          932,584,039      38          Jun-09         114,878,430
  2           Jun-06          919,970,819      39          Jul-09         108,332,916
  3           Jul-06          904,480,942      40          Aug-09         102,157,195
  4           Aug-06          886,140,284      41          Sep-09          96,329,904
  5           Sep-06          864,999,935      42          Oct-09          90,830,963
  6           Oct-06          841,136,968      43          Nov-09          85,641,377
  7           Nov-06          814,654,899      44          Dec-09          80,743,317
  8           Dec-06          785,687,231      45          Jan-10          76,119,999
  9           Jan-07          754,390,930      46          Feb-10          71,755,620
  10          Feb-07          720,947,641      47          Mar-10          67,635,306
  11          Mar-07          685,808,942      48          Apr-10          63,745,048
  12          Apr-07          652,351,414      49          May-10          60,071,657
  13          May-07          620,495,682      50          Jun-10          56,602,716
  14          Jun-07          590,164,746      51          Jul-10          53,326,528
  15          Jul-07          561,285,321      52          Aug-10          50,232,083
  16          Aug-07          533,787,658      53          Sep-10          47,309,007
  17          Sep-07          507,605,365      54          Oct-10          44,547,534
  18          Oct-07          482,675,256      55          Nov-10          41,938,463
  19          Nov-07          458,937,186      56          Dec-10          39,473,110
  20          Dec-07          436,287,064      57          Jan-11          37,143,331
  21          Jan-08          414,715,533      58          Feb-11          34,941,442
  22          Feb-08          394,183,694      59          Mar-11          32,859,311
  23          Mar-08          371,409,194      60          Apr-11          30,890,012
  24          Apr-08          310,765,228      61        May-11 onwards             0
  25          May-08          260,443,010
  26          Jun-08          220,324,793
  27          Jul-08          207,073,932
  28          Aug-08          194,591,873
  29          Sep-08          190,313,588
  30          Oct-08          181,757,463
  31          Nov-08          171,670,325
  32          Dec-08          162,158,936
  33          Jan-09          153,189,785
  34          Feb-09          144,731,338
  35         Mar -09          136,753,973
  36          Apr-09          129,171,082
  37          May-09          121,816,444



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

Selected Mortgage Loan Data(1)

Scheduled Principal Balance:                                       $949,194,951
Number of Mortgage Loans:                                                 4,421
Average Scheduled Principal Balance:                                   $214,701
Weighted Average Gross Coupon:                                            8.431%
Weighted Average Net Coupon: (2)                                          7.921%
Weighted Average Current FICO Score:                                        620
Weighted Average Original LTV Ratio:                                      76.46%
Weighted Average Combined Original LTV Ratio with Silent Seconds:         81.37%
Weighted Average Stated Remaining Term (months):                            357
Weighted Average Seasoning (months):                                          2
Weighted Average Months to Roll: (3)                                         22
Weighted Average Gross Margin: (3)                                         5.83%
Weighted Average Initial Rate Cap: (3)                                     2.00%
Weighted Average Periodic Rate Cap: (3)                                    1.50%
Weighted Average Gross Maximum Lifetime Rate: (3)                         14.28%
Weighted Average Back Debt to Income Ratio:                               43.53%
Percentage of Loans with Silent Seconds:                                  19.91%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage loan pool.

                    Distribution by Current Principal Balance

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
Current Principal Balance      Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
$50,000 & Below                   492    $14,862,882        1.57%     11.165%        632     $30,209      98.34%    98.34%    71.91%
$50,001 - $75,000                 291     18,437,742        1.94      10.399         624      63,360      90.20     92.70     55.99
$75,001 - $100,000                379     33,165,926        3.49       9.687         625      87,509      87.44     91.07     57.94
$100,001 - $125,000               365     41,043,984        4.32       9.317         614     112,449      84.00     90.22     62.86
$125,001 - $150,000               330     45,343,919        4.78       8.895         603     137,406      80.62     86.39     69.61
$150,001 - $200,000               620    108,580,656       11.44       8.563         608     175,130      79.77     87.41     65.84
$200,001 - $250,000               443     99,411,494       10.47       8.384         609     224,405      78.88     85.45     57.45
$250,001 - $300,000               379    104,285,102       10.99       8.338         612     275,159      79.81     87.45     52.03
$300,001 - $350,000               345    111,370,201       11.73       8.120         623     322,812      81.16     90.33     51.54
$350,001 - $400,000               226     84,885,215        8.94       8.063         628     375,598      80.29     89.38     44.96
$400,001 & Above                  551    287,807,829       30.32       8.049         631     522,337      81.41     90.15     48.60
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          4,421   $949,194,951      100.00%      8.431%        620    $214,701      81.37%    89.04%    54.35%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
Current Principal Balance      Occupied
----------------------------   --------
$50,000 & Below                   95.28%
$50,001 - $75,000                 87.99
$75,001 - $100,000                88.42
$100,001 - $125,000               88.50
$125,001 - $150,000               89.23
$150,001 - $200,000               91.59
$200,001 - $250,000               91.97
$250,001 - $300,000               92.19
$300,001 - $350,000               93.63
$350,001 - $400,000               93.77
$400,001 & Above                  93.17
----------------------------   --------
Total:                            92.24%
============================   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

                          Distribution by Current Rate

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
Current Rate                   Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
5.00 - 5.49%                        1       $312,000        0.03%      5.300%        659    $312,000      80.00%    90.77%   100.00%
5.50 - 5.99%                        9      3,087,117        0.33       5.876         683     343,013      75.35     87.39     94.33
6.00 - 6.49%                       38     11,923,696        1.26       6.272         667     313,781      77.19     88.76     96.95
6.50 - 6.99%                      205     65,844,012        6.94       6.835         657     321,190      79.06     90.06     90.06
7.00 - 7.49%                      348    103,209,024       10.87       7.279         638     296,578      79.74     89.97     77.50
7.50 - 7.99%                      698    210,361,947       22.16       7.783         635     301,378      81.13     91.91     54.53
8.00 - 8.49%                      560    146,223,090       15.40       8.244         622     261,113      81.69     89.87     50.85
8.50 - 8.99%                      748    185,361,901       19.53       8.738         611     247,810      81.20     88.17     41.56
9.00% & Above                   1,814    222,872,163       23.48      10.070         591     122,862      83.29     85.79     42.95
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          4,421   $949,194,951      100.00%      8.431%        620    $214,701      81.37%    89.04%    54.35%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
Current Rate                   Occupied
----------------------------   --------
5.00 - 5.49%                     100.00%
5.50 - 5.99%                     100.00
6.00 - 6.49%                      96.88
6.50 - 6.99%                      97.65
7.00 - 7.49%                      96.94
7.50 - 7.99%                      95.00
8.00 - 8.49%                      88.97
8.50 - 8.99%                      89.44
9.00% & Above                     89.97
----------------------------   --------
Total:                            92.24%
============================   ========

                          Distribution by Credit Score

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
Credit Score                   Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
740 & Above                        75    $22,565,501        2.38%      7.856%        764    $300,873      82.43%    94.06%    43.09%
720 - 739                          97     22,221,389        2.34       8.186         728     229,086      82.72     95.00     30.69
700 - 719                         118     25,806,748        2.72       8.114         710     218,701      84.01     96.68     30.51
680 - 699                         276     65,921,314        6.94       8.000         689     238,845      83.81     95.39     46.58
660 - 679                         421     92,887,822        9.79       8.112         668     220,636      82.52     93.89     41.82
640 - 659                         597    123,205,999       12.98       8.145         649     206,375      83.35     94.17     44.45
620 - 639                         710    150,211,787       15.83       8.391         629     211,566      82.58     93.13     45.91
600 - 619                         600    126,442,503       13.32       8.292         609     210,738      83.11     90.01     69.55
580 - 599                         468     94,389,411        9.94       8.344         590     201,687      82.43     88.20     73.24
560 - 579                         357     74,400,102        7.84       8.655         569     208,404      79.87     82.07     70.94
540 - 559                         265     57,443,461        6.05       8.868         551     216,768      78.28     79.32     66.18
520 - 539                         205     45,611,276        4.81       9.317         530     222,494      73.45     73.82     55.51
500 - 519                         232     48,087,637        5.07       9.875         510     207,274      71.39     71.66     52.03
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          4,421   $949,194,951      100.00%      8.431%        620    $214,701      81.37%    89.04%    54.35%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
Credit Score                   Occupied
----------------------------   --------
740 & Above                       92.48%
720 - 739                         94.80
700 - 719                         93.33
680 - 699                         90.38
660 - 679                         87.77
640 - 659                         91.13
620 - 639                         92.74
600 - 619                         91.57
580 - 599                         93.86
560 - 579                         92.87
540 - 559                         94.53
520 - 539                         95.14
500 - 519                         94.99
----------------------------   --------
Total:                            92.24%
============================   ========

                              Distribution by Lien

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
Lien                           Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
1                               3,457   $891,106,763       93.88%      8.271%        618    $257,769      80.19%    88.35%    54.70%
2                                 964     58,088,187        6.12      10.884         652      60,257      99.58     99.58     49.04
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          4,421   $949,194,951      100.00%      8.431%        620    $214,701      81.37%    89.04%    54.35%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
Lien                           Occupied
----------------------------   --------
1                                 91.81%
2                                 98.88
----------------------------   --------
Total:                            92.24%
============================   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

                      Distribution by Combined Original LTV

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
Combined Original LTV          Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
60.00% & Below                    181    $34,734,814        3.66%      8.716%        578    $191,905      50.91%    51.66%    51.33%
60.01 - 70.00%                    268     64,058,414        6.75       9.159         572     239,024      66.49     66.92     29.58
70.01 - 80.00%                  1,953    522,326,851       55.03       8.104         628     267,448      79.24     91.94     47.76
80.01 - 85.00%                    305     75,476,978        7.95       8.174         606     247,466      84.68     87.21     72.10
85.01 - 90.00%                    673    170,029,938       17.91       8.329         616     252,645      89.82     92.12     76.06
90.01 - 95.00%                    170     17,856,327        1.88       9.158         626     105,037      94.72     94.86     77.26
95.01 - 100.00%                   871     64,711,629        6.82      10.565         656      74,296      99.93     99.93     49.64
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          4,421   $949,194,951      100.00%      8.431%        620    $214,701      81.37%    89.04%    54.35%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
Combined Original LTV          Occupied
----------------------------   --------
60.00% & Below                    90.34%
60.01 - 70.00%                    86.91
70.01 - 80.00%                    95.12
80.01 - 85.00%                    88.82
85.01 - 90.00%                    84.19
90.01 - 95.00%                    94.20
95.01 - 100.00%                   99.95
----------------------------   --------
Total:                            92.24%
============================   ========

                          Distribution by Original LTV

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
Original LTV                   Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
60.00% & Below                  1,145    $92,823,001        9.78%     10.073%        624     $81,068      81.37%    81.65%    49.90%
60.01 - 70.00%                    268     64,058,414        6.75       9.159         572     239,024      66.49     66.92     29.58
70.01 - 80.00%                  1,953    522,326,851       55.03       8.104         628     267,448      79.24     91.94     47.76
80.01 - 85.00%                    302     75,410,186        7.94       8.169         606     249,703      84.69     87.21     72.08
85.01 - 90.00%                    659    169,678,517       17.88       8.323         616     257,479      89.82     92.13     76.11
90.01 - 95.00%                     52     14,831,873        1.56       8.633         626     285,228      94.74     94.91     80.63
95.01 - 100.00%                    42     10,066,108        1.06       9.117         673     239,669      99.83     99.83     56.82
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          4,421   $949,194,951      100.00%      8.431%        620    $214,701      81.37%    89.04%    54.35%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
Original LTV                   Occupied
----------------------------   --------
60.00% & Below                    95.68%
60.01 - 70.00%                    86.91
70.01 - 80.00%                    95.12
80.01 - 85.00%                    88.84
85.01 - 90.00%                    84.19
90.01 - 95.00%                    96.64
95.01 - 100.00%                  100.00
----------------------------   --------
Total:                            92.24%
============================   ========

                          Distribution by Documentation

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
Documentation                  Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Full Doc                        2,626   $515,891,128       54.35%      8.172%        611    $196,455      82.74%    89.76%   100.00%
Stated Doc                      1,757    423,765,226       44.64       8.744         632     241,187      79.65     88.21      0.00
Limited Doc                        38      9,538,597        1.00       8.551         593     251,016      83.91     86.39      0.00
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          4,421   $949,194,951      100.00%      8.431%        620    $214,701      81.37%    89.04%    54.35%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
Documentation                  Occupied
----------------------------   --------
Full Doc                          91.10%
Stated Doc                        93.73
Limited Doc                       88.19
----------------------------   --------
Total:                            92.24%
============================   ========

                             Distribution by Purpose

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
Purpose                        Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Cashout Refi                    2,069   $491,605,458       51.79%      8.442%        598    $237,605      79.15%    82.15%    58.56%
Purchase                        2,313    450,142,439       47.42       8.414         646     194,614      83.90     96.75     49.66
Rate/term Refi                     39      7,447,054        0.78       8.749         580     190,950      75.61     77.02     59.76
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          4,421   $949,194,951      100.00%      8.431%        620    $214,701      81.37%    89.04%    54.35%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
Purpose                        Occupied
----------------------------   --------
Cashout Refi                      92.45%
Purchase                          92.02
Rate/term Refi                    91.71
----------------------------   --------
Total:                            92.24%
============================   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

                            Distribution by Occupancy

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
Occupancy                      Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Owner Occupied                  4,028   $875,549,245       92.24%      8.404%        620    $217,366      81.38%    89.47%    53.68%
Investor                          352     62,389,393        6.57       8.803         631     177,243      82.11     85.04     67.83
Second Home                        41     11,256,312        1.19       8.479         614     274,544      76.80     77.67     32.07
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          4,421   $949,194,951      100.00%      8.431%        620    $214,701      81.37%    89.04%    54.35%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
Occupancy                      Occupied
----------------------------   --------
Owner Occupied                   100.00%
Investor                           0.00
Second Home                        0.00
----------------------------   --------
Total:                            92.24%
============================   ========

                          Distribution by Property Type

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
Property Type                  Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Single Family                   3,632   $769,929,569       81.11%      8.415%        617    $211,985      81.29%    88.65%    56.75%
2-4 Family                        466    122,024,116       12.86       8.461         638     261,854      81.26     89.61     36.44
Condo                             323     57,241,265        6.03       8.583         630     177,218      82.76     93.00     60.30
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          4,421   $949,194,951      100.00%      8.431%        620    $214,701      81.37%    89.04%    54.35%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
Property Type                  Occupied
----------------------------   --------
Single Family                     93.54%
2-4 Family                        84.63
Condo                             91.01
----------------------------   --------
Total:                            92.24%
============================   ========

                              Distribution by State

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
State                          Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
CA                                743   $227,641,481       23.98%      8.202%        627    $306,382      81.25%    89.66%    55.29%
NY                                442    126,065,690       13.28       8.365         635     285,216      80.78     89.46     32.44
FL                                696    125,934,098       13.27       8.502         619     180,940      81.26     88.76     56.48
MD                                355     79,199,767        8.34       8.397         609     223,098      81.17     87.18     59.46
NJ                                321     77,215,603        8.13       8.610         614     240,547      79.38     85.28     42.41
IL                                247     39,544,131        4.17       8.578         622     160,098      82.88     89.57     62.62
VA                                163     36,507,775        3.85       8.475         619     223,974      81.70     89.53     60.05
AZ                                129     23,907,643        2.52       8.504         612     185,331      82.38     89.19     64.24
MA                                108     23,027,642        2.43       8.518         635     213,219      81.40     93.36     49.99
GA                                168     22,707,796        2.39       8.648         612     135,165      84.37     91.80     71.55
Other                           1,049    167,443,324       17.64       8.576         611     159,622      82.10     89.44     64.71
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          4,421   $949,194,951      100.00%      8.431%        620    $214,701      81.37%    89.04%    54.35%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
State                          Occupied
----------------------------   --------
CA                                91.97%
NY                                95.94
FL                                90.44
MD                                96.08
NJ                                90.73
IL                                90.19
VA                                95.13
AZ                                92.09
MA                                96.26
GA                                86.04
Other                             90.23
----------------------------   --------
Total:                            92.24%
============================   ========

                               Distribution by Zip

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
Zip                            Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
92336                              12     $3,683,621        0.39%      8.051%        630    $306,968      82.33%    93.38%    39.42%
96797                               9      3,550,850        0.37       8.013         641     394,539      84.95     96.65     32.48
20744                              11      3,312,333        0.35       7.919         617     301,121      81.56     86.96     47.42
20721                               8      3,249,139        0.34       8.813         593     406,142      81.02     83.86     37.47
11550                              10      3,146,315        0.33       8.839         609     314,632      86.26     93.05     10.14
11221                               7      2,866,980        0.30       8.804         586     409,569      76.55     76.55     29.80
11234                               8      2,851,250        0.30       8.409         625     356,406      75.23     83.92     26.76
11434                              11      2,836,855        0.30       8.723         663     257,896      84.94     98.43      0.00
94565                               9      2,649,010        0.28       7.978         656     294,334      83.02     94.75     47.15
20735                               9      2,568,634        0.27       7.896         633     285,404      81.75     83.35     56.54
Other                           4,327    918,479,964       96.76       8.434         620     212,267      81.36     89.03     55.08
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          4,421   $949,194,951      100.00%      8.431%        620    $214,701      81.37%    89.04%    54.35%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
Zip                            Occupied
----------------------------   --------
92336                             88.71%
96797                            100.00
20744                            100.00
20721                            100.00
11550                            100.00
11221                            100.00
11234                            100.00
11434                            100.00
94565                             84.14
20735                            100.00
Other                             92.07
----------------------------   --------
Total:                            92.24%
============================   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

                  Distribution by Remaining Months to Maturity

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
Remaining Months To Maturity   Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
1 - 180                           171     $3,513,892        0.37%     11.029%        619     $20,549      92.84%    92.84%    77.06%
181 - 240                           8        735,716        0.08       8.096         653      91,964      80.33     82.74     79.00
241 - 360                       4,242    944,945,343       99.55       8.422         620     222,759      81.33     89.03     54.25
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          4,421   $949,194,951      100.00%      8.431%        620    $214,701      81.37%    89.04%    54.35%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
Remaining Months To Maturity   Occupied
----------------------------   --------
1 - 180                           86.18%
181 - 240                        100.00
241 - 360                         92.26
----------------------------   --------
Total:                            92.24%
============================   ========

                        Distribution by Amortization Type

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
Amortization Type              Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
2 YR ARM                        1,896   $433,820,675       45.70%      8.531%        608    $228,808      79.81%    86.73%    50.26%
2 YR ARM BALLOON 40/30            932    287,973,819       30.34       8.186         622     308,985      81.03     89.16     46.91
2 YR ARM IO                       334    101,563,026       10.70       7.561         645     304,081      81.24     96.92     87.12
3 YR ARM                           32      6,072,658        0.64       8.465         605     189,771      79.02     84.82     60.66
3 YR ARM BALLOON 40/30             28      7,910,172        0.83       7.920         638     282,506      75.80     82.93     46.24
3 YR ARM IO                         4      1,780,000        0.19       6.659         674     445,000      80.19     82.57     92.58
5 YR ARM                           12      2,620,473        0.28       7.741         676     218,373      79.48     85.85     83.36
5 YR ARM BALLOON 40/30             10      3,196,221        0.34       7.996         653     319,622      79.71     82.36     61.13
FIXED                           1,139     95,283,526       10.04       9.822         640      83,655      90.94     92.64     58.09
FIXED BALLOON 40/30                34      8,974,381        0.95       7.644         635     263,952      75.88     81.89     64.82
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          4,421   $949,194,951      100.00%      8.431%        620    $214,701      81.37%    89.04%    54.35%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
Amortization Type              Occupied
----------------------------   --------
2 YR ARM                          90.43%
2 YR ARM BALLOON 40/30            91.13
2 YR ARM IO                      100.00
3 YR ARM                          92.05
3 YR ARM BALLOON 40/30            83.99
3 YR ARM IO                      100.00
5 YR ARM                          86.63
5 YR ARM BALLOON 40/30            78.31
FIXED                             96.37
FIXED BALLOON 40/30               96.05
----------------------------   --------
Total:                            92.24%
============================   ========

                      Distribution by Initial Periodic Cap

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
Initial Periodic Cap           Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
1.50%                               2       $491,925        0.05%      7.541%        607    $245,963      80.98%    83.40%   100.00%
2.00%                           3,244    844,053,022       88.92       8.283         618     260,189      80.36     88.71     53.77
3.00%                               2        392,096        0.04       7.442         621     196,048      75.36     75.36    100.00
N/A                             1,173    104,257,908       10.98       9.634         640      88,881      89.64     91.71     58.67
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          4,421   $949,194,951      100.00%      8.431%        620    $214,701      81.37%    89.04%    54.35%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
Initial Periodic Cap           Occupied
----------------------------   --------
1.50%                             51.55%
2.00%                             91.75
3.00%                            100.00
N/A                               96.35
----------------------------   --------
Total:                            92.24%
============================   ========

                          Distribution by Periodic Cap

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
Periodic Cap                   Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
1.00%                               3     $1,181,782        0.12%      7.965%        656    $393,927      79.17%    97.52%    59.57%
1.50%                           3,245    843,755,261       88.89       8.283         618     260,017      80.36     88.69     53.81
N/A                             1,173    104,257,908       10.98       9.634         640      88,881      89.64     91.71     58.67
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          4,421   $949,194,951      100.00%      8.431%        620    $214,701      81.37%    89.04%    54.35%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
Periodic Cap                   Occupied
----------------------------   --------
1.00%                            100.00%
1.50%                             91.72
N/A                               96.35
----------------------------   --------
Total:                            92.24%
============================   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

                      Distribution by Months to Rate Reset

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
Months To Rate Reset           Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
13 - 24                         3,162   $823,357,519       86.74%      8.291%        618    $260,391      80.41%    88.84%    53.63%
25 - 36                            64     15,762,830        1.66       7.987         629     246,294      77.54     83.62     57.03
49 & Above                         22      5,816,693        0.61       7.881         664     264,395      79.61     83.93     71.14
N/A                             1,173    104,257,908       10.98       9.634         640      88,881      89.64     91.71     58.67
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          4,421   $949,194,951      100.00%      8.431%        620    $214,701      81.37%    89.04%    54.35%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
Months To Rate Reset           Occupied
----------------------------   --------
13 - 24                           91.86%
25 - 36                           88.90
49 & Above                        82.06
N/A                               96.35
----------------------------   --------
Total:                            92.24%
============================   ========

                        Distribution by Life Maximum Rate

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
Life Maximum Rate              Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
11.99% & Below                     10     $3,399,117        0.36%      5.823%        681    $339,912      75.77%    87.70%    94.85%
12.00 - 12.49%                     32      9,823,845        1.03       6.264         665     306,995      77.46     89.78    100.00
12.50 - 12.99%                    184     59,922,844        6.31       6.830         658     325,668      79.81     91.40     89.80
13.00 - 13.49%                    318     95,883,021       10.10       7.279         638     301,519      79.88     90.59     76.54
13.50 - 13.99%                    660    201,705,376       21.25       7.784         635     305,614      81.18     92.23     53.46
14.00 - 14.49%                    534    138,721,644       14.61       8.242         622     259,778      81.86     90.21     50.23
14.50 - 14.99%                    704    177,222,979       18.67       8.735         611     251,737      81.31     88.34     40.67
15.00 - 15.49%                    307     69,652,692        7.34       9.235         589     226,882      81.06     86.55     41.78
15.50 - 15.99%                    281     52,218,392        5.50       9.699         565     185,831      78.31     80.28     39.49
16.00% & Above                    218     36,387,133        3.83      10.954         540     166,913      70.28     71.84     41.70
N/A                             1,173    104,257,908       10.98       9.634         640      88,881      89.64     91.71     58.67
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          4,421   $949,194,951      100.00%      8.431%        620    $214,701      81.37%    89.04%    54.35%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
Life Maximum Rate              Occupied
----------------------------   --------
11.99% & Below                   100.00%
12.00 - 12.49%                    96.21
12.50 - 12.99%                    97.41
13.00 - 13.49%                    97.07
13.50 - 13.99%                    94.93
14.00 - 14.49%                    88.74
14.50 - 14.99%                    89.53
15.00 - 15.49%                    90.08
15.50 - 15.99%                    83.30
16.00% & Above                    86.03
N/A                               96.35
----------------------------   --------
Total:                            92.24%
============================   ========

                             Distribution by Margin

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
Margin                         Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
4.99% & Below                     435   $132,238,269       13.93%      6.950%        650    $303,996      79.55%    90.64%    88.42%
5.00 - 5.49%                      517    162,460,436       17.12       7.626         636     314,237      80.62     91.86     61.03
5.50 - 5.99%                      658    182,567,728       19.23       8.113         626     277,459      81.48     90.57     46.44
6.00 - 6.49%                      674    170,923,826       18.01       8.622         618     253,596      81.71     89.34     42.62
6.50 - 6.99%                      964    196,746,784       20.73       9.582         576     204,094      78.45     82.52     41.18
N/A                             1,173    104,257,908       10.98       9.634         640      88,881      89.64     91.71     58.67
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          4,421   $949,194,951      100.00%      8.431%        620    $214,701      81.37%    89.04%    54.35%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
Margin                         Occupied
----------------------------   --------
4.99% & Below                     97.68%
5.00 - 5.49%                      96.27
5.50 - 5.99%                      92.37
6.00 - 6.49%                      88.17
6.50 - 6.99%                      86.50
N/A                               96.35
----------------------------   --------
Total:                            92.24%
============================   ========

                               Distribution by DTI

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
DTI                            Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
9.99% & Below                      15     $4,149,731        0.44%      7.830%        638    $276,649      84.88%    91.42%    83.28%
10.00 - 19.99%                     93     20,519,656        2.16       8.178         628     220,641      81.00     87.60     85.34
20.00 - 29.99%                    299     53,368,069        5.62       8.569         609     178,489      79.55     84.19     62.41
30.00 - 39.99%                    879    169,731,860       17.88       8.451         624     193,097      80.62     88.20     54.18
40.00 - 49.99%                  2,495    540,285,435       56.92       8.399         629     216,547      82.27     91.98     50.65
50.00 - 59.99%                    638    160,889,469       16.95       8.519         591     252,178      79.71     81.74     59.56
60.00 - 69.99%                      2        250,730        0.03       8.672         622     125,365      90.62     99.21     57.01
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          4,421   $949,194,951      100.00%      8.431%        620    $214,701      81.37%    89.04%    54.35%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
DTI                            Occupied
----------------------------   --------
9.99% & Below                     94.55%
10.00 - 19.99%                    76.41
20.00 - 29.99%                    90.70
30.00 - 39.99%                    90.92
40.00 - 49.99%                    94.22
50.00 - 59.99%                    89.47
60.00 - 69.99%                   100.00
----------------------------   --------
Total:                            92.24%
============================   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - Group I Collateral

Selected Mortgage Loan Data(1)

                           The Group I Mortgage Loans

Scheduled Principal Balance:                                       $310,137,972
Number of Mortgage Loans:                                                 1,691
Average Scheduled Principal Balance:                                   $183,405
Weighted Average Gross Coupon:                                            8.385%
Weighted Average Net Coupon: (2)                                          7.875%
Weighted Average Current FICO Score:                                        605
Weighted Average Original LTV Ratio:                                      74.66%
Weighted Average Combined Original LTV with Silent Seconds:               80.01%
Weighted Average Stated Remaining Term (months):                            357
Weighted Average Seasoning (months):                                          2
Weighted Average Months to Roll: (3)                                         23
Weighted Average Gross Margin: (3)                                         5.82%
Weighted Average Initial Rate Cap: (3)                                     2.00%
Weighted Average Periodic Rate Cap: (3)                                    1.50%
Weighted Average Gross Maximum Lifetime Rate: (3)                         14.29%
Weighted Average Back Debt to Income Ratio:                               44.07%
Percentage of Loans with Silent Seconds:                                   8.58%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage loan pool.

                    Distribution by Current Principal Balance

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
Current Principal Balance      Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
$50,000 & Below                   168     $4,733,791        1.53%     10.538%        653     $28,177      98.13%    98.13%    77.34%
$50,001 - $75,000                 105      6,736,926        2.17       9.937         643      64,161      90.13     91.29     60.04
$75,001 - $100,000                154     13,527,601        4.36       9.191         642      87,842      88.28     91.77     60.46
$100,001 - $125,000               183     20,601,402        6.64       8.855         616     112,576      83.31     91.18     66.52
$125,001 - $150,000               176     24,359,929        7.85       8.584         601     138,409      78.37     84.36     71.86
$150,001 - $200,000               237     41,399,392       13.35       8.424         590     174,681      76.94     80.17     66.73
$200,001 - $250,000               198     44,536,629       14.36       8.253         598     224,932      77.10     79.24     66.50
$250,001 - $300,000               181     49,831,788       16.07       8.270         597     275,314      78.94     81.25     55.83
$300,001 - $350,000               150     48,357,867       15.59       8.173         603     322,386      80.82     84.27     56.55
$350,001 - $400,000                89     33,348,644       10.75       7.960         609     374,704      79.71     82.67     50.69
$400,001 & Above                   50     22,704,003        7.32       7.868         610     454,080      79.51     82.28     55.69
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          1,691   $310,137,972      100.00%      8.385%        605    $183,405      80.01%    83.35%    60.96%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
Current Principal Balance      Occupied
----------------------------   --------
$50,000 & Below                   96.29%
$50,001 - $75,000                 95.59
$75,001 - $100,000                94.89
$100,001 - $125,000               96.74
$125,001 - $150,000               97.85
$150,001 - $200,000               93.60
$200,001 - $250,000               93.23
$250,001 - $300,000               92.30
$300,001 - $350,000               91.97
$350,001 - $400,000               93.21
$400,001 & Above                  92.69
----------------------------   --------
Total:                            93.66%
============================   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - Group I Collateral

                          Distribution by Current Rate

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
Current Rate                   Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
5.00 - 5.49%                        1       $312,000        0.10%      5.300%        659    $312,000      80.00%    90.77%   100.00%
5.50 - 5.99%                        3        789,167        0.25       5.845         682     263,056      61.80     69.94     77.82
6.00 - 6.49%                       20      5,926,648        1.91       6.270         658     296,332      74.59     82.66     93.87
6.50 - 6.99%                       87     21,480,225        6.93       6.851         644     246,899      76.35     82.11     87.22
7.00 - 7.49%                      161     38,526,274       12.42       7.284         627     239,294      78.76     83.60     78.68
7.50 - 7.99%                      275     63,821,624       20.58       7.794         611     232,079      80.27     84.86     67.26
8.00 - 8.49%                      210     45,242,818       14.59       8.247         602     215,442      80.58     83.58     58.27
8.50 - 8.99%                      284     57,157,992       18.43       8.725         590     201,261      80.00     83.03     50.21
9.00% & Above                     650     76,881,225       24.79       9.886         585     118,279      81.73     82.60     46.21
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          1,691   $310,137,972      100.00%      8.385%        605    $183,405      80.01%    83.35%    60.96%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
Current Rate                   Occupied
----------------------------   --------
5.00 - 5.49%                     100.00%
5.50 - 5.99%                     100.00
6.00 - 6.49%                      93.72
6.50 - 6.99%                      96.17
7.00 - 7.49%                      96.51
7.50 - 7.99%                      95.19
8.00 - 8.49%                      92.08
8.50 - 8.99%                      90.55
9.00% & Above                     93.41
----------------------------   --------
Total:                            93.66%
============================   ========

                          Distribution by Credit Score

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
Credit Score                   Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
740 & Above                        20     $3,106,457        1.00%      7.996%        761    $155,323      82.04%    84.17%    65.39%
720 - 739                          30      3,326,003        1.07       8.481         728     110,867      83.28     88.38     46.16
700 - 719                          46      5,434,712        1.75       8.753         709     118,146      90.88     96.50     44.56
680 - 699                         108     13,828,016        4.46       8.524         688     128,037      87.33     91.85     47.72
660 - 679                         156     27,534,187        8.88       7.880         669     176,501      82.05     87.66     57.43
640 - 659                         230     34,117,793       11.00       8.036         648     148,338      84.43     90.11     64.99
620 - 639                         200     41,244,909       13.30       8.070         629     206,225      81.21     86.38     56.15
600 - 619                         190     39,361,973       12.69       8.096         609     207,168      81.29     85.86     62.59
580 - 599                         178     35,507,470       11.45       8.195         590     199,480      80.93     84.30     64.20
560 - 579                         177     33,548,860       10.82       8.439         569     189,542      77.89     78.81     70.48
540 - 559                         143     29,636,917        9.56       8.621         551     207,251      76.46     77.26     66.78
520 - 539                         107     22,816,936        7.36       9.174         529     213,242      72.28     72.33     59.94
500 - 519                         106     20,673,739        6.67       9.694         509     195,035      72.12     72.25     52.10
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          1,691   $310,137,972      100.00%      8.385%        605    $183,405      80.01%    83.35%    60.96%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
Credit Score                   Occupied
----------------------------   --------
740 & Above                       79.66%
720 - 739                        100.00
700 - 719                         91.82
680 - 699                         91.72
660 - 679                         85.61
640 - 659                         92.64
620 - 639                         93.40
600 - 619                         91.44
580 - 599                         93.65
560 - 579                         99.07
540 - 559                         94.74
520 - 539                         99.74
500 - 519                         96.63
----------------------------   --------
Total:                            93.66%
============================   ========

                              Distribution by Lien

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
Lien                           Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
1                               1,341   $289,516,569       93.35%      8.251%        600    $215,896      78.62%    82.20%    61.24%
2                                 350     20,621,403        6.65      10.258         673      58,918      99.57     99.57     57.01
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          1,691   $310,137,972      100.00%      8.385%        605    $183,405      80.01%    83.35%    60.96%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
Lien                           Occupied
----------------------------   --------
1                                 93.27%
2                                 99.15
----------------------------   --------
Total:                            93.66%
============================   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - Group I Collateral

                      Distribution by Combined Original LTV

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
Combined Original LTV          Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
60.00% & Below                    104    $19,690,183        6.35%      8.271%        592    $189,329      49.55%    49.69%    50.52%
60.01 - 70.00%                    149     33,420,747       10.78       8.852         570     224,300      66.44     66.48     25.62
70.01 - 80.00%                    629    133,475,035       43.04       8.127         601     212,202      78.39     85.10     59.94
80.01 - 85.00%                    156     36,186,237       11.67       8.096         604     231,963      84.58     85.74     72.07
85.01 - 90.00%                    269     59,191,641       19.09       8.233         612     220,043      89.74     91.33     77.97
90.01 - 95.00%                     83      6,411,175        2.07       9.195         626      77,243      94.85     94.85     83.99
95.01 - 100.00%                   301     21,762,954        7.02      10.002         673      72,302      99.97     99.97     59.36
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          1,691   $310,137,972      100.00%      8.385%        605    $183,405      80.01%    83.35%    60.96%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
Combined Original LTV          Occupied
----------------------------   --------
60.00% & Below                    90.74%
60.01 - 70.00%                    94.57
70.01 - 80.00%                    93.38
80.01 - 85.00%                    94.84
85.01 - 90.00%                    91.23
90.01 - 95.00%                    98.41
95.01 - 100.00%                   99.85
----------------------------   --------
Total:                            93.66%
============================   ========

                          Distribution by Original LTV

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
Original LTV                   Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
60.00% & Below                    454    $40,311,586       13.00%      9.288%        633     $88,792      75.14%    75.21%    53.84%
60.01 - 70.00%                    149     33,420,747       10.78       8.852         570     224,300      66.44     66.48     25.62
70.01 - 80.00%                    629    133,475,035       43.04       8.127         601     212,202      78.39     85.10     59.94
80.01 - 85.00%                    155     36,164,817       11.66       8.093         604     233,321      84.58     85.74     72.06
85.01 - 90.00%                    263     59,054,588       19.04       8.227         612     224,542      89.74     91.33     77.92
90.01 - 95.00%                     25      5,174,271        1.67       8.617         625     206,971      94.86     94.86     86.99
95.01 - 100.00%                    16      2,536,927        0.82       8.776         643     158,558     100.00    100.00     86.85
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          1,691   $310,137,972      100.00%      8.385%        605    $183,405      80.01%    83.35%    60.96%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
Original LTV                   Occupied
----------------------------   --------
60.00% & Below                    95.04%
60.01 - 70.00%                    94.57
70.01 - 80.00%                    93.38
80.01 - 85.00%                    94.90
85.01 - 90.00%                    91.24
90.01 - 95.00%                   100.00
95.01 - 100.00%                  100.00
----------------------------   --------
Total:                            93.66%
============================   ========

                          Distribution by Documentation

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
Documentation                  Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Full Doc                        1,092   $189,049,539       60.96%      8.136%        603    $173,122      81.96%    85.88%   100.00%
Stated Coc                        587    118,995,044       38.37       8.782         608     202,717      77.00     79.46      0.00
Limited Doc                        12      2,093,390        0.67       8.251         592     174,449      75.48     76.23      0.00
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          1,691   $310,137,972      100.00%      8.385%        605    $183,405      80.01%    83.35%    60.96%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
Documentation                  Occupied
----------------------------   --------
Full Doc                          93.76%
Stated Coc                        93.39
Limited Doc                      100.00
----------------------------   --------
Total:                            93.66%
============================   ========

                             Distribution by Purpose

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
Purpose                        Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Cashout Refi                    1,219   $269,325,526       86.84%      8.273%        600    $220,940      78.67%    81.41%    60.25%
Purchase                          451     36,861,850       11.89       9.213         645      81,734      90.04     97.87     64.52
Rate/term Refi                     21      3,950,596        1.27       8.303         587     188,124      77.72     80.38     75.66
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          1,691   $310,137,972      100.00%      8.385%        605    $183,405      80.01%    83.35%    60.96%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
Purpose                        Occupied
----------------------------   --------
Cashout Refi                      92.76%
Purchase                         100.00
Rate/term Refi                    95.42
----------------------------   --------
Total:                            93.66%
============================   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - Group I Collateral

                            Distribution by Occupancy

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
Occupancy                      Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Owner Occupied                  1,596   $290,470,197       93.66%      8.373%        603    $181,999      80.09%    83.60%    61.02%
Investor                           81     16,153,734        5.21       8.632         632     199,429      79.66     80.72     63.34
Second Home                        14      3,514,041        1.13       8.185         612     251,003      75.23     75.23     44.56
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          1,691   $310,137,972      100.00%      8.385%        605    $183,405      80.01%    83.35%    60.96%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
Occupancy                      Occupied
----------------------------   --------
Owner Occupied                   100.00%
Investor                           0.00
Second Home                        0.00
----------------------------   --------
Total:                            93.66%
============================   ========

                          Distribution by Property Type

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
Property Type                  Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Single Family                   1,414   $253,055,189       81.59%      8.362%        601    $178,964      80.11%    83.31%    64.44%
2-4 Family                        158     38,662,227       12.47       8.424         620     244,698      78.28     81.04     40.47
Condo                             119     18,420,557        5.94       8.621         622     154,795      82.37     88.82     56.11
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          1,691   $310,137,972      100.00%      8.385%        605    $183,405      80.01%    83.35%    60.96%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
Property Type                  Occupied
----------------------------   --------
Single Family                     94.78%
2-4 Family                        86.01
Condo                             94.33
----------------------------   --------
Total:                            93.66%
============================   ========

                              Distribution by State

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
State                          Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
CA                                249    $53,767,061       17.34%      8.207%        612    $215,932      78.70%    80.88%    57.58%
FL                                233     39,520,179       12.74       8.371         604     169,615      80.53     84.10     63.75
NY                                153     37,878,018       12.21       8.418         603     247,569      75.90     79.14     45.52
NJ                                153     34,083,722       10.99       8.536         603     222,769      78.39     80.79     47.62
MD                                155     31,804,309       10.25       8.393         597     205,189      80.53     82.05     59.81
IL                                131     21,211,237        6.84       8.570         612     161,918      82.39     86.87     62.51
VA                                 50      9,338,177        3.01       8.547         594     186,764      80.80     82.94     68.97
AZ                                 51      9,249,304        2.98       8.160         614     181,359      81.99     86.10     76.01
GA                                 68      7,606,307        2.45       8.704         612     111,857      83.79     90.37     66.92
HI                                 20      4,957,873        1.60       7.695         641     247,894      86.06     91.21     77.64
Other                             428     60,721,784       19.58       8.402         600     141,873      81.83     86.70     73.66
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          1,691   $310,137,972      100.00%      8.385%        605    $183,405      80.01%    83.35%    60.96%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
State                          Occupied
----------------------------   --------
CA                                90.29%
FL                                91.94
NY                                96.25
NJ                                93.95
MD                                97.56
IL                                91.20
VA                                96.68
AZ                                89.10
GA                                95.48
HI                                87.82
Other                             95.28
----------------------------   --------
Total:                            93.66%
============================   ========

                               Distribution by Zip

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
Zip                            Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
20744                               8     $2,044,341        0.66%      7.881%        598    $255,543      79.76%    83.27%    76.83%
92336                               6      1,699,064        0.55       8.252         627     283,177      82.54     90.78     49.89
10466                               6      1,572,704        0.51       8.552         620     262,117      79.32     83.59     50.73
11234                               3      1,392,140        0.45       8.283         573     464,047      67.07     67.07     28.97
20603                               4      1,190,997        0.38       8.525         560     297,749      83.38     83.38     67.92
11429                               4      1,185,420        0.38       7.795         636     296,355      80.32     92.32     27.99
20735                               4      1,152,548        0.37       7.716         680     288,137      82.27     82.27     42.28
10467                               3      1,107,861        0.36       8.277         614     369,287      76.75     90.26      0.00
20743                               8      1,106,372        0.36       8.779         593     138,297      86.50     90.01    100.00
92392                               4      1,070,921        0.35       7.931         585     267,730      87.27     87.27     94.35
Other                           1,641    296,615,605       95.64       8.394         605     180,753      80.00     83.29     61.25
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          1,691   $310,137,972      100.00%      8.385%        605    $183,405      80.01%    83.35%    60.96%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
Zip                            Occupied
----------------------------   --------
20744                            100.00%
92336                             75.53
10466                            100.00
11234                            100.00
20603                            100.00
11429                            100.00
20735                            100.00
10467                            100.00
20743                            100.00
92392                            100.00
Other                             93.51
----------------------------   --------
Total:                            93.66%
============================   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - Group I Collateral

                  Distribution by Remaining Months to Maturity

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
Remaining Months To Maturity   Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
1 - 180                            70     $1,398,014        0.45%     10.503%        608     $19,972      92.82%    92.82%    93.76%
181 - 240                           6        621,300        0.20       8.066         657     103,550      79.56     79.56     75.14
241 - 360                       1,615    308,118,659       99.35       8.376         605     190,786      79.96     83.32     60.78
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          1,691   $310,137,972      100.00%      8.385%        605    $183,405      80.01%    83.35%    60.96%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
Remaining Months To Maturity   Occupied
----------------------------   --------
1 - 180                           92.06%
181 - 240                        100.00
241 - 360                         93.65
----------------------------   --------
Total:                            93.66%
============================   ========

                        Distribution by Amortization Type

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
Amortization Type              Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
2 YR ARM                          767   $157,283,134       50.71%      8.495%        589    $205,063      78.30%    81.68%    56.94%
2 YR ARM BALLOON 40/30            360     87,247,231       28.13       8.056         604     242,353      80.23     83.66     61.76
2 YR ARM IO                        44      9,524,074        3.07       7.275         663     216,456      79.56     90.77     93.56
3 YR ARM                           19      3,620,191        1.17       8.359         588     190,536      76.85     79.56     65.61
3 YR ARM BALLOON 40/30             13      3,317,482        1.07       7.657         632     255,191      68.53     69.30     49.72
3 YR ARM IO                         1        132,000        0.04       7.550         654     132,000      80.00     80.00      0.00
5 YR ARM                            6      1,177,892        0.38       7.575         653     196,315      79.16     86.49     85.51
5 YR ARM BALLOON 40/30              6      1,669,486        0.54       8.032         619     278,248      79.45     79.45     44.03
FIXED                             456     41,497,823       13.38       9.126         646      91,004      88.29     89.96     67.22
FIXED BALLOON 40/30                19      4,668,659        1.51       7.387         634     245,719      72.06     73.75     65.04
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          1,691   $310,137,972      100.00%      8.385%        605    $183,405      80.01%    83.35%    60.96%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
Amortization Type              Occupied
----------------------------   --------
2 YR ARM                          93.22%
2 YR ARM BALLOON 40/30            93.45
2 YR ARM IO                      100.00
3 YR ARM                          94.48
3 YR ARM BALLOON 40/30            61.82
3 YR ARM IO                      100.00
5 YR ARM                         100.00
5 YR ARM BALLOON 40/30            86.23
FIXED                             97.00
FIXED BALLOON 40/30               92.41
----------------------------   --------
Total:                            93.66%
============================   ========

                      Distribution by Initial Periodic Cap

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
Initial Periodic Cap           Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
1.50%                               1       $253,568        0.08%      7.250%        553    $253,568      72.50%    72.50%   100.00%
2.00%                           1,213    263,325,825       84.91       8.288         598     217,086      78.86     82.51     59.80
3.00%                               2        392,096        0.13       7.442         621     196,048      75.36     75.36    100.00
N/A                               475     46,166,482       14.89       8.950         644      97,193      86.65     88.32     67.00
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          1,691   $310,137,972      100.00%      8.385%        605    $183,405      80.01%    83.35%    60.96%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
Initial Periodic Cap           Occupied
----------------------------   --------
1.50%                            100.00%
2.00%                             93.14
3.00%                            100.00
N/A                               96.54
----------------------------   --------
Total:                            93.66%
============================   ========

                          Distribution by Periodic Cap

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
Periodic Cap                   Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
1.00%                               1        $97,871        0.03%      8.100%        679     $97,871      70.00%    70.00%     0.00%
1.50%                           1,215    263,873,619       85.08       8.286         598     217,180      78.86     82.49     59.92
N/A                               475     46,166,482       14.89       8.950         644      97,193      86.65     88.32     67.00
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          1,691   $310,137,972      100.00%      8.385%        605    $183,405      80.01%    83.35%    60.96%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
Periodic Cap                   Occupied
----------------------------   --------
1.00%                            100.00%
1.50%                             93.15
N/A                               96.54
----------------------------   --------
Total:                            93.66%
============================   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - Group I Collateral

                      Distribution by Months to Rate Reset

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
Months To Rate Reset           Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
13 - 24                         1,171   $254,054,440       81.92%      8.298%        597    $216,955      79.01%    82.70%    59.97%
25 - 36                            33      7,069,673        2.28       8.015         610     214,233      73.01     74.75     56.93
49 & Above                         12      2,847,378        0.92       7.843         633     237,281      79.33     82.36     61.19
N/A                               475     46,166,482       14.89       8.950         644      97,193      86.65     88.32     67.00
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          1,691   $310,137,972      100.00%      8.385%        605    $183,405      80.01%    83.35%    60.96%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
Months To Rate Reset           Occupied
----------------------------   --------
13 - 24                           93.55%
25 - 36                           79.26
49 & Above                        91.93
N/A                               96.54
----------------------------   --------
Total:                            93.66%
============================   ========

                        Distribution by Life Maximum Rate

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
Life Maximum Rate              Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
11.99% & Below                      4     $1,101,167        0.36%      5.691%        676    $275,292      66.95%    75.84%    84.11%
12.00 - 12.49%                     15      4,330,335        1.40       6.260         652     288,689      74.58     83.81    100.00
12.50 - 12.99%                     74     18,389,690        5.93       6.840         641     248,509      77.71     83.78     87.41
13.00 - 13.49%                    137     32,697,986       10.54       7.285         626     238,671      78.79     83.98     75.96
13.50 - 13.99%                    249     58,441,413       18.84       7.791         611     234,704      80.40     85.23     66.21
14.00 - 14.49%                    197     42,577,171       13.73       8.241         602     216,128      81.02     83.89     58.18
14.50 - 14.99%                    257     53,240,454       17.17       8.727         590     207,161      80.14     83.15     47.99
15.00 - 15.49%                    119     23,967,881        7.73       9.226         567     201,411      78.22     79.89     49.62
15.50 - 15.99%                     98     17,287,220        5.57       9.732         543     176,400      73.98     75.20     35.26
16.00% & Above                     66     11,938,171        3.85      10.864         532     180,881      70.73     70.92     41.44
N/A                               475     46,166,482       14.89       8.950         644      97,193      86.65     88.32     67.00
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          1,691   $310,137,972      100.00%      8.385%        605    $183,405      80.01%    83.35%    60.96%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
Life Maximum Rate              Occupied
----------------------------   --------
11.99% & Below                   100.00%
12.00 - 12.49%                    91.40
12.50 - 12.99%                    95.53
13.00 - 13.49%                    96.97
13.50 - 13.99%                    94.98
14.00 - 14.49%                    92.39
14.50 - 14.99%                    90.08
15.00 - 15.49%                    91.27
15.50 - 15.99%                    90.55
16.00% & Above                    94.13
N/A                               96.54
----------------------------   --------
Total:                            93.66%
============================   ========

                             Distribution by Margin

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
Margin                         Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
4.99% & Below                     187    $44,962,576       14.50%      6.949%        634    $240,442      77.49%    83.78%    85.58%
5.00 - 5.49%                      198     47,964,371       15.47       7.623         616     242,244      79.99     85.14     71.27
5.50 - 5.99%                      258     58,113,369       18.74       8.163         604     225,246      80.46     83.57     54.36
6.00 - 6.49%                      237     49,782,712       16.05       8.650         595     210,054      80.79     83.84     50.44
6.50 - 6.99%                      336     63,148,461       20.36       9.568         555     187,942      75.95     77.48     45.53
N/A                               475     46,166,482       14.89       8.950         644      97,193      86.65     88.32     67.00
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          1,691   $310,137,972      100.00%      8.385%        605    $183,405      80.01%    83.35%    60.96%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
Margin                         Occupied
----------------------------   --------
4.99% & Below                     96.27%
5.00 - 5.49%                      96.26
5.50 - 5.99%                      93.95
6.00 - 6.49%                      89.47
6.50 - 6.99%                      90.75
N/A                               96.54
----------------------------   --------
Total:                            93.66%
============================   ========

                               Distribution by DTI

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
DTI                            Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
29.99% & Below                    130    $21,184,685        6.83%      8.346%        607    $162,959      79.06%    81.34%    63.19%
30.00 - 39.99%                    380     64,747,000       20.88       8.356         609     170,387      79.03     83.26     61.08
40.00 - 49.99%                    883    155,124,509       50.02       8.428         611     175,679      81.09     85.27     58.69
50.00 - 59.99%                    298     69,081,778       22.27       8.326         588     231,818      78.81     79.77     65.25
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          1,691   $310,137,972      100.00%      8.385%        605    $183,405      80.01%    83.35%    60.96%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
DTI                            Occupied
----------------------------   --------
29.99% & Below                    95.90%
30.00 - 39.99%                    93.82
40.00 - 49.99%                    93.75
50.00 - 59.99%                    92.63
----------------------------   --------
Total:                            93.66%
============================   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    The Mortgage Loans - Group II Collateral

Selected Mortgage Loan Data(1)

Scheduled Principal Balance:                                       $639,056,978
Number of Mortgage Loans:                                                 2,730
Average Scheduled Principal Balance:                                   $234,087
Weighted Average Gross Coupon:                                            8.453%
Weighted Average Net Coupon: (2)                                          7.943%
Weighted Average Current FICO Score:                                        628
Weighted Average Original LTV Ratio:                                      77.33%
Weighted Avg. Combined Original LTV with Silent Seconds:                  82.03%
Weighted Average Stated Remaining Term (months):                            357
Weighted Average Seasoning (months):                                          2
Weighted Average Months to Roll: (3)                                         22
Weighted Average Gross Margin: (3)                                         5.84%
Weighted Average Initial Rate Cap: (3)                                     2.00%
Weighted Average Periodic Rate Cap: (3)                                    1.50%
Weighted Average Gross Maximum Lifetime Rate: (3)                         14.28%
Weighted Average Back Debt to Income Ratio:                               43.27%
Percentage of Loans with Silent Seconds:                                  25.41%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage loan pool.

                    Distribution by Current Principal Balance

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
Current Principal Balance      Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
$50,000 & Below                   324    $10,129,092        1.59%     11.457%        622     $31,263      98.44%    98.44%    69.37%
$50,001 - $75,000                 186     11,700,816        1.83      10.666         614      62,908      90.24     93.51     53.66
$75,001 - $100,000                225     19,638,325        3.07      10.028         613      87,281      86.87     90.59     56.20
$100,001 - $125,000               182     20,442,581        3.20       9.783         612     112,322      84.70     89.26     59.16
$125,001 - $150,000               154     20,983,989        3.28       9.256         605     136,260      83.22     88.75     67.01
$150,001 - $200,000               383     67,181,264       10.51       8.650         619     175,408      81.51     91.88     65.29
$200,001 - $250,000               245     54,874,865        8.59       8.490         617     223,979      80.33     90.49     50.11
$250,001 - $300,000               198     54,453,314        8.52       8.400         626     275,017      80.60     93.13     48.56
$300,001 - $350,000               195     63,012,334        9.86       8.078         638     323,140      81.43     94.98     47.69
$350,001 - $400,000               137     51,536,571        8.06       8.129         641     376,179      80.67     93.73     41.24
$400,001 & Above                  501    265,103,827       41.48       8.064         633     529,149      81.58     90.83     47.99
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          2,730   $639,056,978      100.00%      8.453%        628    $234,087      82.03%    91.79%    51.14%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
Current Principal Balance      Occupied
----------------------------   --------
$50,000 & Below                   94.80%
$50,001 - $75,000                 83.62
$75,001 - $100,000                83.97
$100,001 - $125,000               80.19
$125,001 - $150,000               79.22
$150,001 - $200,000               90.36
$200,001 - $250,000               90.94
$250,001 - $300,000               92.09
$300,001 - $350,000               94.90
$350,001 - $400,000               94.14
$400,001 & Above                  93.22
----------------------------   --------
Total:                            91.55%
============================   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    The Mortgage Loans - Group II Collateral

                          Distribution by Current Rate

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
Current Rate                   Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
5.50 - 5.99%                        6     $2,297,949        0.36%      5.886%        683    $382,992      80.00%    93.39%   100.00%
6.00 - 6.49%                       18      5,997,048        0.94       6.274         676     333,169      79.76     94.80    100.00
6.50 - 6.99%                      118     44,363,787        6.94       6.828         664     375,964      80.38     93.90     91.44
7.00 - 7.49%                      187     64,682,750       10.12       7.276         645     345,897      80.33     93.76     76.80
7.50 - 7.99%                      423    146,540,323       22.93       7.778         646     346,431      81.50     94.98     48.98
8.00 - 8.49%                      350    100,980,272       15.80       8.243         630     288,515      82.18     92.69     47.53
8.50 - 8.99%                      464    128,203,909       20.06       8.744         620     276,302      81.74     90.46     37.70
9.00% & Above                   1,164    145,990,938       22.84      10.167         595     125,422      84.12     87.48     41.23
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          2,730   $639,056,978      100.00%      8.453%        628    $234,087      82.03%    91.79%    51.14%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
Current Rate                   Occupied
----------------------------   --------
5.50 - 5.99%                     100.00%
6.00 - 6.49%                     100.00
6.50 - 6.99%                      98.36
7.00 - 7.49%                      97.19
7.50 - 7.99%                      94.92
8.00 - 8.49%                      87.57
8.50 - 8.99%                      88.95
9.00% & Above                     88.17
----------------------------   --------
Total:                            91.55%
============================   ========

                          Distribution by Credit Score

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
Credit Score                   Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
740 & Above                        55    $19,459,044        3.04%      7.834%        764    $353,801      82.50%    95.64%    39.52%
720 - 739                          67     18,895,386        2.96       8.134         728     282,021      82.62     96.17     27.96
700 - 719                          72     20,372,035        3.19       7.944         710     282,945      82.18     96.73     26.76
680 - 699                         168     52,093,298        8.15       7.860         689     310,079      82.88     96.33     46.27
660 - 679                         265     65,353,636       10.23       8.210         668     246,617      82.72     96.51     35.24
640 - 659                         367     89,088,206       13.94       8.187         649     242,747      82.93     95.73     36.59
620 - 639                         510    108,966,878       17.05       8.512         629     213,661      83.09     95.68     42.03
600 - 619                         410     87,080,530       13.63       8.381         609     212,392      83.93     91.89     72.70
580 - 599                         290     58,881,941        9.21       8.434         589     203,041      83.34     90.56     78.69
560 - 579                         180     40,851,241        6.39       8.833         569     226,951      81.49     84.75     71.32
540 - 559                         122     27,806,544        4.35       9.133         550     227,922      80.21     81.50     65.54
520 - 539                          98     22,794,341        3.57       9.460         530     232,595      74.62     75.32     51.08
500 - 519                         126     27,413,898        4.29      10.011         510     217,571      70.84     71.21     51.97
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          2,730   $639,056,978      100.00%      8.453%        628    $234,087      82.03%    91.79%    51.14%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
Credit Score                   Occupied
----------------------------   --------
740 & Above                       94.53%
720 - 739                         93.88
700 - 719                         93.73
680 - 699                         90.02
660 - 679                         88.69
640 - 659                         90.55
620 - 639                         92.49
600 - 619                         91.62
580 - 599                         93.98
560 - 579                         87.77
540 - 559                         94.30
520 - 539                         90.54
500 - 519                         93.76
----------------------------   --------
Total:                            91.55%
============================   ========

                              Distribution by Lien

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
Lien                           Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
1                               2,116   $601,590,194       94.14%      8.281%        627    $284,305      80.94%    91.31%    51.55%
2                                 614     37,466,784        5.86      11.228         640      61,021      99.59     99.59     44.65
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          2,730   $639,056,978      100.00%      8.453%        628    $234,087      82.03%    91.79%    51.14%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
Lien                           Occupied
----------------------------   --------
1                                 91.11%
2                                 98.73
----------------------------   --------
Total:                            91.55%
============================   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    The Mortgage Loans - Group II Collateral

                      Distribution by Combined Original LTV

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
Combined Original LTV          Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
60.00% & Below                     77    $15,044,631        2.35%      9.298%        561    $195,385      52.69%    54.23%    52.39%
60.01 - 70.00%                    119     30,637,666        4.79       9.493         575     257,459      66.54     67.40     33.91
70.01 - 80.00%                  1,324    388,851,816       60.85       8.096         637     293,695      79.54     94.29     43.58
80.01 - 85.00%                    149     39,290,741        6.15       8.245         608     263,696      84.78     88.57     72.12
85.01 - 90.00%                    404    110,838,297       17.34       8.380         619     274,352      89.86     92.55     75.04
90.01 - 95.00%                     87     11,445,151        1.79       9.137         627     131,553      94.65     94.87     73.49
95.01 - 100.00%                   570     42,948,675        6.72      10.849         648      75,349      99.90     99.90     44.72
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          2,730   $639,056,978      100.00%      8.453%        628    $234,087      82.03%    91.79%    51.14%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
Combined Original LTV          Occupied
----------------------------   --------
60.00% & Below                    89.80%
60.01 - 70.00%                    78.55
70.01 - 80.00%                    95.71
80.01 - 85.00%                    83.27
85.01 - 90.00%                    80.43
90.01 - 95.00%                    91.84
95.01 - 100.00%                  100.00
----------------------------   --------
Total:                            91.55%
============================   ========

                          Distribution by Original LTV

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
Original LTV                   Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
60.00% & Below                    691    $52,511,416        8.22%     10.675%        617     $75,993      86.15%    86.60%    46.87%
60.01 - 70.00%                    119     30,637,666        4.79       9.493         575     257,459      66.54     67.40     33.91
70.01 - 80.00%                  1,324    388,851,816       60.85       8.096         637     293,695      79.54     94.29     43.58
80.01 - 85.00%                    147     39,245,368        6.14       8.239         608     266,975      84.79     88.58     72.09
85.01 - 90.00%                    396    110,623,929       17.31       8.374         619     279,353      89.86     92.55     75.14
90.01 - 95.00%                     27      9,657,602        1.51       8.641         627     357,689      94.68     94.94     77.23
95.01 - 100.00%                    26      7,529,181        1.18       9.232         683     289,584      99.77     99.77     46.71
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          2,730   $639,056,978      100.00%      8.453%        628    $234,087      82.03%    91.79%    51.14%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
Original LTV                   Occupied
----------------------------   --------
60.00% & Below                    96.17%
60.01 - 70.00%                    78.55
70.01 - 80.00%                    95.71
80.01 - 85.00%                    83.25
85.01 - 90.00%                    80.43
90.01 - 95.00%                    94.84
95.01 - 100.00%                  100.00
----------------------------   --------
Total:                            91.55%
============================   ========

                          Distribution by Documentation

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
Documentation                  Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Full Doc                        1,534   $326,841,589       51.14%      8.192%        616    $213,065      83.19%    92.00%   100.00%
Stated Coc                      1,170    304,770,182       47.69       8.729         642     260,487      80.69     91.63      0.00
Limited Doc                        26      7,445,207        1.17       8.635         593     286,354      86.28     89.24      0.00
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          2,730   $639,056,978      100.00%      8.453%        628    $234,087      82.03%    91.79%    51.14%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
Documentation                  Occupied
----------------------------   --------
Full Doc                          89.56%
Stated Coc                        93.86
Limited Doc                       84.87
----------------------------   --------
Total:                            91.55%
============================   ========

                             Distribution by Purpose

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
Purpose                        Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Purchase                        1,862   $413,280,588       64.67%      8.342%        646    $221,955      83.35%    96.65%    48.34%
Cashout Refi                      850    222,279,932       34.78       8.647         596     261,506      79.73     83.05     56.51
Rate/term Refi                     18      3,496,458        0.55       9.253         572     194,248      73.22     73.22     41.79
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          2,730   $639,056,978      100.00%      8.453%        628    $234,087      82.03%    91.79%    51.14%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
Purpose                        Occupied
----------------------------   --------
Purchase                          91.30%
Cashout Refi                      92.08
Rate/term Refi                    87.52
----------------------------   --------
Total:                            91.55%
============================   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    The Mortgage Loans - Group II Collateral

                            Distribution by Occupancy

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
Occupancy                      Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Owner Occupied                  2,432   $585,079,049       91.55%      8.419%        628    $240,575      82.02%    92.38%    50.03%
Investor                          271     46,235,659        7.23       8.863         631     170,611      82.96     86.55     69.40
Second Home                        27      7,742,271        1.21       8.612         615     286,751      77.52     78.78     26.39
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          2,730   $639,056,978      100.00%      8.453%        628    $234,087      82.03%    91.79%    51.14%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
Occupancy                      Occupied
----------------------------   --------
Owner Occupied                   100.00%
Investor                           0.00
Second Home                        0.00
----------------------------   --------
Total:                            91.55%
============================   ========

                          Distribution by Property Type

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
Property Type                  Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Single Family                   2,218   $516,874,381       80.88%      8.441%        625    $233,036      81.87%    91.26%    52.98%
2-4 Family                        308     83,361,889       13.04       8.478         646     270,655      82.63     93.58     34.57
Condo                             204     38,820,708        6.07       8.566         633     190,298      82.94     94.99     62.29
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          2,730   $639,056,978      100.00%      8.453%        628    $234,087      82.03%    91.79%    51.14%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
Property Type                  Occupied
----------------------------   --------
Single Family                     92.93%
2-4 Family                        83.99
Condo                             89.44
----------------------------   --------
Total:                            91.55%
============================   ========

                              Distribution by State

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
State                          Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
CA                                494   $173,874,420       27.21%      8.200%        631    $351,973      82.04%    92.38%    54.58%
NY                                289     88,187,672       13.80       8.343         650     305,148      82.88     93.90     26.82
FL                                463     86,413,920       13.52       8.562         626     186,639      81.60     90.89     53.15
MD                                200     47,395,458        7.42       8.400         617     236,977      81.60     90.62     59.23
NJ                                168     43,131,881        6.75       8.668         622     256,737      80.16     88.83     38.30
VA                                113     27,169,598        4.25       8.450         627     240,439      82.01     91.79     56.98
MA                                 80     18,940,544        2.96       8.461         634     236,757      81.58     95.37     54.16
IL                                116     18,332,894        2.87       8.588         633     158,042      83.45     92.69     62.75
GA                                100     15,101,489        2.36       8.620         611     151,015      84.67     92.52     73.88
AZ                                 78     14,658,339        2.29       8.721         611     187,927      82.62     91.15     56.82
Other                             629    105,850,764       16.56       8.725         616     168,284      82.02     90.73     57.66
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          2,730   $639,056,978      100.00%      8.453%        628    $234,087      82.03%    91.79%    51.14%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
State                          Occupied
----------------------------   --------
CA                                92.49%
NY                                95.81
FL                                89.75
MD                                95.08
NJ                                88.19
VA                                94.60
MA                                98.53
IL                                89.03
GA                                81.29
AZ                                93.97
Other                             87.27
----------------------------   --------
Total:                            91.55%
============================   ========

                               Distribution by Zip

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
Zip                            Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
96797                               7     $2,860,896        0.45%      8.157%        658    $408,699      84.55%    99.06%    16.19%
20721                               6      2,733,657        0.43       8.675         603     455,610      82.55     85.92     38.11
94565                               7      2,458,573        0.38       7.807         653     351,225      81.70     94.34     47.12
11368                               6      2,407,055        0.38       7.881         684     401,176      82.32     99.26      0.00
11434                              10      2,381,569        0.37       9.004         662     238,157      85.89     98.13      0.00
11550                               7      2,381,526        0.37       9.019         601     340,218      86.20     93.29     13.40
92882                               5      2,323,125        0.36       8.637         626     464,625      81.56     94.77     39.08
91342                               6      2,187,363        0.34       8.295         673     364,560      83.95     95.91     74.41
94531                               5      2,137,505        0.33       9.155         648     427,501      82.24     90.69      0.00
11422                               7      2,119,962        0.33       8.874         636     302,852      82.08     97.07     14.66
Other                           2,664    615,065,747       96.25       8.450         627     230,881      81.98     91.67     52.19
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          2,730   $639,056,978      100.00%      8.453%        628    $234,087      82.03%    91.79%    51.14%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
Zip                            Occupied
----------------------------   --------
96797                            100.00%
20721                            100.00
94565                             82.91
11368                            100.00
11434                            100.00
11550                            100.00
92882                            100.00
91342                             75.28
94531                            100.00
11422                            100.00
Other                             91.38
----------------------------   --------
Total:                            91.55%
============================   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    The Mortgage Loans - Group II Collateral

                  Distribution by Remaining Months to Maturity

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
Remaining Months To Maturity   Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
1 - 180                           101     $2,115,878        0.33%     11.376%        626     $20,949      92.86%    92.86%    66.02%
181 - 240                           2        114,416        0.02       8.261         634      57,208      84.53    100.00    100.00
241 - 360                       2,627    636,826,684       99.65       8.444         628     242,416      82.00     91.79     51.09
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          2,730   $639,056,978      100.00%      8.453%        628    $234,087      82.03%    91.79%    51.14%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
Remaining Months To Maturity   Occupied
----------------------------   --------
1 - 180                           82.29%
181 - 240                        100.00
241 - 360                         91.58
----------------------------   --------
Total:                            91.55%
============================   ========

                        Distribution by Amortization Type

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
Amortization Type              Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
2 YR ARM                        1,129   $276,537,540       43.27%      8.552%        619    $244,940      80.67%    89.59%    46.46%
2 YR ARM BALLOON 40/30            572    200,726,588       31.41       8.243         630     350,921      81.38     91.55     40.45
2 YR ARM IO                       290     92,038,952       14.40       7.591         643     317,376      81.41     97.56     86.46
3 YR ARM                           13      2,452,467        0.38       8.622         630     188,651      82.22     92.59     53.35
3 YR ARM BALLOON 40/30             15      4,592,690        0.72       8.109         642     306,179      81.05     92.78     43.72
3 YR ARM IO                         3      1,648,000        0.26       6.587         675     549,333      80.21     82.78    100.00
5 YR ARM                            6      1,442,581        0.23       7.877         695     240,430      79.74     85.33     81.61
5 YR ARM BALLOON 40/30              4      1,526,735        0.24       7.956         690     381,684      79.99     85.54     79.83
FIXED                             683     53,785,703        8.42      10.359         636      78,749      92.98     94.70     51.04
FIXED BALLOON 40/30                15      4,305,722        0.67       7.922         637     287,048      80.02     90.72     64.59
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          2,730   $639,056,978      100.00%      8.453%        628    $234,087      82.03%    91.79%    51.14%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
Amortization Type              Occupied
----------------------------   --------
2 YR ARM                          88.85%
2 YR ARM BALLOON 40/30            90.12
2 YR ARM IO                      100.00
3 YR ARM                          88.45
3 YR ARM BALLOON 40/30           100.00
3 YR ARM IO                      100.00
5 YR ARM                          75.72
5 YR ARM BALLOON 40/30            69.66
FIXED                             95.89
FIXED BALLOON 40/30              100.00
----------------------------   --------
Total:                            91.55%
============================   ========

                      Distribution by Initial Periodic Cap

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
Initial Periodic Cap           Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
1.50%                               1       $238,357        0.04%      7.850%        664    $238,357      90.00%    95.00%   100.00%
2.00%                           2,031    580,727,196       90.87       8.281         627     285,932      81.03     91.53     51.03
N/A                               698     58,091,425        9.09      10.178         636      83,226      92.02     94.41     52.05
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          2,730   $639,056,978      100.00%      8.453%        628    $234,087      82.03%    91.79%    51.14%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
Initial Periodic Cap           Occupied
----------------------------   --------
1.50%                              0.00%
2.00%                             91.13
N/A                               96.19
----------------------------   --------
Total:                            91.55%
============================   ========

                          Distribution by Periodic Cap

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
Periodic Cap                   Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
1.00%                               2     $1,083,911        0.17%      7.953%        654    $541,956      80.00%   100.00%    64.95%
1.50%                           2,030    579,881,642       90.74       8.282         627     285,656      81.04     91.51     51.03
N/A                               698     58,091,425        9.09      10.178         636      83,226      92.02     94.41     52.05
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          2,730   $639,056,978      100.00%      8.453%        628    $234,087      82.03%    91.79%    51.14%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
Periodic Cap                   Occupied
----------------------------   --------
1.00%                            100.00%
1.50%                             91.07
N/A                               96.19
----------------------------   --------
Total:                            91.55%
============================   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    The Mortgage Loans - Group II Collateral

                      Distribution by Months to Rate Reset

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
Months To Rate Reset           Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
13 - 24                         1,991   $569,303,080       89.08%      8.288%        627    $285,938      81.04%    91.57%    50.81%
25 - 36                            31      8,693,158        1.36       7.965         645     280,424      81.22     90.83     57.10
49 & Above                         10      2,969,316        0.46       7.918         693     296,932      79.87     85.44     80.70
N/A                               698     58,091,425        9.09      10.178         636      83,226      92.02     94.41     52.05
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          2,730   $639,056,978      100.00%      8.453%        628    $234,087      82.03%    91.79%    51.14%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
Months To Rate Reset           Occupied
----------------------------   --------
13 - 24                           91.10%
25 - 36                           96.74
49 & Above                        72.60
N/A                               96.19
----------------------------   --------
Total:                            91.55%
============================   ========

                        Distribution by Life Maximum Rate

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
Life Maximum Rate              Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
11.99% & Below                      6     $2,297,949        0.36%      5.886%        683    $382,992      80.00%    93.39%   100.00%
12.00 - 12.49%                     17      5,493,510        0.86       6.267         676     323,148      79.74     94.48    100.00
12.50 - 12.99%                    110     41,533,154        6.50       6.826         665     377,574      80.75     94.78     90.85
13.00 - 13.49%                    181     63,185,035        9.89       7.276         645     349,089      80.44     94.01     76.84
13.50 - 13.99%                    411    143,263,962       22.42       7.781         645     348,574      81.50     95.08     48.26
14.00 - 14.49%                    337     96,144,473       15.04       8.242         631     285,295      82.23     93.01     46.71
14.50 - 14.99%                    447    123,982,525       19.40       8.738         620     277,366      81.82     90.57     37.52
15.00 - 15.49%                    188     45,684,811        7.15       9.239         600     243,004      82.55     90.04     37.66
15.50 - 15.99%                    183     34,931,172        5.47       9.683         575     190,881      80.44     82.79     41.58
16.00% & Above                    152     24,448,962        3.83      10.998         544     160,848      70.06     72.29     41.83
N/A                               698     58,091,425        9.09      10.178         636      83,226      92.02     94.41     52.05
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          2,730   $639,056,978      100.00%      8.453%        628    $234,087      82.03%    91.79%    51.14%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
Life Maximum Rate              Occupied
----------------------------   --------
11.99% & Below                   100.00%
12.00 - 12.49%                   100.00
12.50 - 12.99%                    98.25
13.00 - 13.49%                    97.12
13.50 - 13.99%                    94.92
14.00 - 14.49%                    87.12
14.50 - 14.99%                    89.30
15.00 - 15.49%                    89.45
15.50 - 15.99%                    79.70
16.00% & Above                    82.07
N/A                               96.19
----------------------------   --------
Total:                            91.55%
============================   ========

                             Distribution by Margin

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
Margin                         Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
4.99% & Below                     248    $87,275,693       13.66%      6.950%        658    $351,918      80.61%    94.17%    89.89%
5.00 - 5.49%                      319    114,496,065       17.92       7.628         644     358,922      80.88     94.67     56.74
5.50 - 5.99%                      400    124,454,359       19.47       8.090         636     311,136      81.96     93.84     42.75
6.00 - 6.49%                      437    121,141,114       18.96       8.611         627     277,211      82.09     91.61     39.40
6.50 - 6.99%                      628    133,598,322       20.91       9.589         585     212,736      79.63     84.89     39.12
N/A                               698     58,091,425        9.09      10.178         636      83,226      92.02     94.41     52.05
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          2,730   $639,056,978      100.00%      8.453%        628    $234,087      82.03%    91.79%    51.14%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
Margin                         Occupied
----------------------------   --------
4.99% & Below                     98.40%
5.00 - 5.49%                      96.27
5.50 - 5.99%                      91.64
6.00 - 6.49%                      87.64
6.50 - 6.99%                      84.49
N/A                               96.19
----------------------------   --------
Total:                            91.55%
============================   ========

                               Distribution by DTI

                                                                                                       Weighted     Wt.
                                                        Pct. Of     Weighted    Weighted                 Avg.       Avg.
                               Number                   Pool By       Avg.        Avg.       Avg.      Combined     CLTV      Pct.
                                 of      Principal     Principal     Gross      Current    Principal   Original    incld      Full
DTI                            Loans      Balance       Balance      Coupon       FICO      Balance      LTV        SS.       Doc
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
9.99% & Below                      15     $4,149,731        0.65%      7.830%        638    $276,649      84.88%    91.42%    83.28%
10.00 - 19.99%                     93     20,519,656        3.21       8.178         628     220,641      81.00     87.60     85.34
20.00 - 29.99%                    169     32,183,384        5.04       8.716         610     190,434      79.88     86.06     61.91
30.00 - 39.99%                    499    104,984,860       16.43       8.509         633     210,391      81.60     91.25     49.93
40.00 - 49.99%                  1,612    385,160,926       60.27       8.387         636     238,934      82.75     94.68     47.42
50.00 - 59.99%                    340     91,807,691       14.37       8.664         594     270,023      80.38     83.22     55.29
60.00 - 69.99%                      2        250,730        0.04       8.672         622     125,365      90.62     99.21     57.01
----------------------------   ------   ------------   ---------    --------    --------   ---------   --------    ------    ------
Total:                          2,730   $639,056,978      100.00%      8.453%        628    $234,087      82.03%    91.79%    51.14%
============================   ======   ============   =========    ========    ========   =========   ========    ======    ======



                                 Pct.
                                Owner
DTI                            Occupied
----------------------------   --------
9.99% & Below                     94.55%
10.00 - 19.99%                    76.41
20.00 - 29.99%                    87.27
30.00 - 39.99%                    89.13
40.00 - 49.99%                    94.40
50.00 - 59.99%                    87.10
60.00 - 69.99%                   100.00
----------------------------   --------
Total:                            91.55%
============================   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                      A-43